Posting Supplement No. 178 dated April 8, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 375912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375912	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375912. Member loan 375912 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,583 / month
Current employer:	detroit public schools	Debt-to-income ratio:	12.88%
Length of employment:	8 years 4 months	Location:	DETROIT, MI

Home town:	royal oak
Current & past employers:	detroit public schools, ferndale public schools
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

I only owe 5000.00 on my land contract I would like to pay that off. I would also like to pay off the remaining money I owe on my student loans. Once those are paid off my head will finally be above water.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	58
Revolving Credit Balance:	$13,960.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 376736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376736	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376736. Member loan 376736 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Loyd True Value	Debt-to-income ratio:	11.33%
Length of employment:	10 months	Location:	Athens, GA

Home town:
Current & past employers:	Loyd True Value
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Need to purchase inventory for the upcoming spring season. We are a hardware/outdoor power equipment store that's been in the same location since 1985. We need to stock up on all Spring related items (fertilizer, grass seed, lawnmower parts, etc.) We would rather come to a club like this than a commercial bank.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	61
Revolving Credit Balance:	$7,665.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 380731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380731	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380731. Member loan 380731 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,492 / month
Current employer:	Mantech Corporation	Debt-to-income ratio:	22.59%
Length of employment:	1 year 9 months	Location:	Ashburn, VA

Home town:	Plattsburgh
Current & past employers:	Mantech Corporation
Education:	Saint Michaels College

This borrower member posted the following loan description, which has not been verified:

I am seeking investment funds to cover inventory investment, advertising, and infrastructure upgrades. I operate an e-commerce site specializing in sports nutrition supplements. The business was started in 2005 and has been running since then. Recently, I overhauled the site with a new user interface and added PayPal as an additional payment method. The site already accepts Visa, MasterCard, Amex, and Google Checkout. Annual sales in 2007 was approx. $90k and $235k in 2008. The target for 2009 was originally $500k, but due to the economy, this target will be scaled back to $400k. Proft on this should be $40-$60k. In additon, I am employed in IT making $87,360. I have put off home buying to develop the business further. Please contact me for questions. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,523.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381578	$17,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381578. Member loan 381578 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	National Aeronautics and Space Administration (NASA)	Debt-to-income ratio:	13.38%
Length of employment:	2 years 3 months	Location:	Picayune, MS

Home town:
Current & past employers:	National Aeronautics and Space Administration (NASA)
Education:

This borrower member posted the following loan description, which has not been verified:

I am working on becoming debt free. I work for the federal government, which is only one of a few safe jobs these days, and I have a good credit history. I would like to use this money to consolidate four credit cards into one payment, which I could repay in the alloted 3 years.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,598.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382211	$7,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382211. Member loan 382211 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Gloucester County Department of Corrections	Debt-to-income ratio:	24.61%
Length of employment:	7 months	Location:	Wenonah, NJ

Home town:	Woodbury
Current & past employers:	Gloucester County Department of Corrections
Education:	Cittone Institute

This borrower member posted the following loan description, which has not been verified:

I needed money for my wedding last september and was preapproved for a loan through CitiFinancial. At the time the fact that I was paying 22% interest was of little concern to me because I just needed the money and now I'm trying to fix it and pay it off at a lower interest rate.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,685.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383557

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383557	$4,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383557. Member loan 383557 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Sentara Health Care	Debt-to-income ratio:	16.72%
Length of employment:	20 years 8 months	Location:	Va. Beach, VA

Home town:	Wilson
Current & past employers:	Sentara Health Care
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to pay off high interest credit card financed through dentist's office.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,878.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384913	$1,925	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384913. Member loan 384913 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,250 / month
Current employer:	Maverik Country Store	Debt-to-income ratio:	10.48%
Length of employment:	9 months	Location:	Torrington, WY

Home town:	Torrington
Current & past employers:	Maverik Country Store, Panhandle Coop Grocery Store for 5 years, Subway Sandwiches for 5years, Cheyenne Aerotech Cafeteria for 2 and a half years, Cheyenne Hathaway Cafeteria for 4 years
Education:	Eastern Wyoming College

This borrower member posted the following loan description, which has not been verified:

Just to have a little cash available if needed.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$653.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385028	$5,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385028. Member loan 385028 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,232 / month
Current employer:	Exel Logistics	Debt-to-income ratio:	21.33%
Length of employment:	8 years 9 months	Location:	HOUSTON, TX

Home town:
Current & past employers:	Exel Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debits into one payment my credit score is 707 and i only missed one payment one month i am very reliable and have a steady job ive been working there for 6 years

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,041.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385832	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385832. Member loan 385832 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,750 / month
Current employer:	Walmart	Debt-to-income ratio:	11.43%
Length of employment:	4 years 7 months	Location:	STERLING, MI

Home town:
Current & past employers:	Walmart, Ark Animal Hospital
Education:	Kirtland Community College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow $10,000.00 dollars towards the purchase of a manufactured home for my family. The cost of the manufactured home is $6000.00 dollars. I need the additianal funds for moving and set up of the manufactured home on our property. I may not need all of it but I would like all bases covered just in case. It's going to cost us $1,000.00 dollars to move the house. I pay all my bills on time and I have been at the same job now for almost 5 years. This would help my family greatly, we are in definate need of a new home. Thank you. Sandy

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	34
Revolving Credit Balance:	$5,142.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385925	$11,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385925. Member loan 385925 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	CSG HealthNet Solutions	Debt-to-income ratio:	13.65%
Length of employment:	1 year 8 months	Location:	Lubbock, TX

Home town:	amarillo
Current & past employers:	CSG HealthNet Solutions
Education:	South Plains College

This borrower member posted the following loan description, which has not been verified:

wedding and debt consolidation

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,476.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386787	$8,850	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386787. Member loan 386787 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	self	Debt-to-income ratio:	11.54%
Length of employment:	5 years	Location:	SARASOTA, FL

Home town:	Bielawa
Current & past employers:	self
Education:	Manatee Community College, Wyzsza Szkola Menedzerska SIG

This borrower member posted the following loan description, which has not been verified:

I am looking for a lower rate. Currently I have 12% rate.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,540.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 387100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387100	$8,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387100. Member loan 387100 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	kearns electric inc.	Debt-to-income ratio:	24.08%
Length of employment:	4 years 2 months	Location:	philadelphia, PA

Home town:	Philadelphia
Current & past employers:	kearns electric inc., Dollar Tree Stores
Education:

This borrower member posted the following loan description, which has not been verified:

to pay off credit cards

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,441.00	Public Records On File:	1
Revolving Line Utilization:	66.50%	Months Since Last Record:	64
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387377	$20,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387377. Member loan 387377 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	State of california CDCR	Debt-to-income ratio:	16.93%
Length of employment:	3 years	Location:	Morro Bay, CA

Home town:	Morro Bay
Current & past employers:	State of california CDCR, nevada county public health department
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

Dear lender, I need 25,000.00 for a settlement offer to pay off a loan on some property. I'm a registered nurse and employed with the state of california. Although the economy is in trouble I'll always have work as a nurse. I have not been without employment since I graduated with by BSN 20 years ago. I'm a person that respects the rules and will always pay on time. Whenever possible I use automated billpay or e-bills through my banking establishment. Thank you Anna Sailors

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	6
Revolving Credit Balance:	$18,606.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 387448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387448	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387448. Member loan 387448 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,392 / month
Current employer:	Cauley Detective Agency	Debt-to-income ratio:	1.34%
Length of employment:	1 year 10 months	Location:	Gibsonia, PA

Home town:	Pittsburgh
Current & past employers:	Cauley Detective Agency, Explosive Supplements LLC
Education:	Robert Morris University

This borrower member posted the following loan description, which has not been verified:

Loan is as for follows- $3,000.00 - Helping friend/ giving him $3000 to repay me whenever he can. $2,000.00 - Taking a trip with friends to Corolla NC, already charged part of it to credit card, don't need a loan but I'm building credit and like to have a cushion in my bank account. Friends are going to pay me back when they get back from college this summer. $700 -buying a bicycle to get in better shape. $300 -spare for the 1% charge and other fees associated with taking out the loan and extra just to have a cushion. I currently have a $7000 savings set aside for when i need a new car/emergency expenses, will be adding my tax refund and part of my annual vacation pay to this fund. I am primarily doing this loan to raise my credit score, although it is excellent now, I want to raise it so when I get a house years down the road I can get a good interest rate and be able to afford a decent home. Employment Security guard $12.00/hr + $1.87 health care reimbursement(i am under my parents health care until I am 23 since i am a full time college student also)- full time. I am in good standing and have not been written up for anything. I have been employed there since May 2007. Also own a home based internet business which will be up in two months which is already funded for selling weight lifting and weight loss supplements. I also have a backup plan on doing EMS which pays more and trains you and they are in need of EMT's if the economy causes me to lose my current job. Although i do not think the economy will affect my job, I still plan for the future, and working at McDonald's is not below me worse comes to worse. Currently enrolled full time at Robert Morris University, Graduation date is expected to be May 2010 as long as i can schedule the classes i need. Planning to go on to get a masters degree directly after getting my B.S. in management. I am planning on applying to a few police departments after I am done with college. any questions feel free to ask.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,185.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387716	$20,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387716. Member loan 387716 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,617 / month
Current employer:	American Eurocopter	Debt-to-income ratio:	15.32%
Length of employment:	1 month	Location:	ALEXANDRIA, VA

Home town:	Lansing
Current & past employers:	American Eurocopter, Air methods Corporation
Education:	Embry-Riddle Aeronautical University

This borrower member posted the following loan description, which has not been verified:

I am getting this loan in order to consolidate debt into one monthly payment and pay off some credit cards.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$18,636.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 387775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387775	$8,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387775. Member loan 387775 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Us ARMY	Debt-to-income ratio:	13.41%
Length of employment:	9 years 7 months	Location:	Jamaica, NY

Home town:
Current & past employers:	Us ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

Need a loan to pay off some things.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,832.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388319	$19,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388319. Member loan 388319 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,467 / month
Current employer:	Incorp Services Inc	Debt-to-income ratio:	17.16%
Length of employment:	3 years 2 months	Location:	henderson, NV

Home town:	Curitiba
Current & past employers:	Incorp Services Inc, Inenvi, LLC
Education:	Universidade Federal do Parana

This borrower member posted the following loan description, which has not been verified:

I bought a 2005 convertible nissan 350Z last year because my ex boyfriend told me he'd pay for half the monthly payments. We ended up breaking up and now I pay for it myself. Thing is, I dont need a car that expensive, and I can't sell it to a private party because I make payments in it and I can't get the title until the car is paid off. You can't sell a car to a private party unless you hold the title. I could sell to a dealer but they will pay me 6000 less than what I owe in the car so that is completely out of question. I owe $20300 in the car, a dealer would give me 14k and I can sell it to a private party for 19 or 20k. Therefore, the purpuse of this loan is so that I can pay off my car, so I can get the title and sell it to a private party. Then I would use the sale money, whenever it sells, to buy a much cheaper car (I was thinking something like 5k) and use the rest as a down payment in a house I wanna buy. The other option I would have to stop wasting money in this car is to have someone take over my car payments and just transfer the title to that person when the car is paid off. I find that very risky because the car would still me under my name and responsability and if the person doesnt make my payment in time it would affect my credit negatively when I am trying to buy a house. I have never paid any bills late and I wouldn't let someone one do that with my name and credit. Not to mention the damage that can be done to the car and all things that can go wrong with that option. I am a great candidate for this loan because I am an extremely honest and responsable person. I pay all my bills at least a week before their due date, always on time, and I always pay them until they are paid off. The only reason my credit is not even higher is because I am a foreigner and dont have enough credit history since I have only been in the States for 4 years. I am a software enginner and I make enough money to pay this loan confortably. My monthly expense with rent and utilities is only $500. This is just an option to get rid of luxuries I dont need and use my money wisely. Thank you. :)

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,022.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 388330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388330	$3,250	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388330. Member loan 388330 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,000 / month
Current employer:	Tropic Tan Lakeway	Debt-to-income ratio:	11.80%
Length of employment:	5 years 6 months	Location:	Round Rock, TX

Home town:	Hyde Park
Current & past employers:	Tropic Tan Lakeway, Texas Wings
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I will have completed my degree at Texas State University as of May and will student teach in the fall. I will be unable to work during this time and still need to pay for tuition for the fall semester as well.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,352.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388341	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388341. Member loan 388341 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	State Farm Insurance Companies	Debt-to-income ratio:	21.90%
Length of employment:	9 years 9 months	Location:	Tempe, AZ

Home town:	Colorado Springs
Current & past employers:	State Farm Insurance Companies
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

Consolodating debt into one payment

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,863.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388348	$24,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388348. Member loan 388348 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,335 / month
Current employer:	LyChron LLC	Debt-to-income ratio:	11.74%
Length of employment:	6 years 10 months	Location:	ALVISO, CA

Home town:	Mountain View
Current & past employers:	LyChron LLC, California Institute for Medical Research
Education:	Mission College

This borrower member posted the following loan description, which has not been verified:

The loan will be to consolidate all of my credit card debt, pay off what's left on my car loan and have a little extra on savings. I currently own two duplexes in Modesto CA that I get $2,500 a month on rent from and another house in Reno NV that gets me $1,000.00 a month. I did however loan another friend $23,000 to help him consolidate his debt about 2 years ago and he has been making payments to me but now I need to consolidate my own debt. I am never late on any of my payments and I would like to save up enough money again to purchase a home in my area. Income: Work (on average) $3,200.00 Rent from Modesto $2,500.00 Rent from Reno $1,000.00 Personal loan $ 635.00 Total $7,335.00 Thank you,

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	55
Revolving Credit Balance:	$21,904.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388471	$15,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388471. Member loan 388471 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	US Navy	Debt-to-income ratio:	16.39%
Length of employment:	15 years	Location:	FPO AP, CA

Home town:
Current & past employers:	US Navy
Education:	University of Maryland-Baltimore

This borrower member posted the following loan description, which has not been verified:

I just need the money to pay for some legal fees. I hired a lawyer to take care of the custody of my son but is not doing anything right now. So I need some money to hire another lawyer to take care of the custody of my son and another lawyer so that I can sue my original lawyer. My credit score is excellent but my bank messed up my payment on my carloan and is showing as delinquent right now. I just talk to my bank and they will take care of the delinquency but told me that it will take a few weeks.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	55
Revolving Credit Balance:	$7,467.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388494	$4,750	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388494. Member loan 388494 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,767 / month
Current employer:	Mt. Clemens General Hospital	Debt-to-income ratio:	20.95%
Length of employment:	4 months	Location:	NEW HAVEN, MI

Home town:	Detroit
Current & past employers:	Mt. Clemens General Hospital
Education:	Baker College of Clinton Township

This borrower member posted the following loan description, which has not been verified:

wanting to purchase a used truck

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,272.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388538	$16,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388538. Member loan 388538 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,292 / month
Current employer:	United Health Care	Debt-to-income ratio:	8.35%
Length of employment:	2 years	Location:	ELLICOTT CITY, MD

Home town:	Mt. Pleasant
Current & past employers:	United Health Care, Hospice Of Baltimore
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

Good afternoon, I'm requestng this loan to use the equity we have in our family car to 1) payoff the current loan and 2) use the balance to consolidate other debt during my husband's current umemployment. (Please note that he does work occaisonally as consultant while he searches for his next job.) We are current with all of our debt obligations at this time and anticipate no problem maintaining that status at our present income level. The estmated payment for this loan is equal to the existing loan and would not add to our monthly expenses. In fact, we are taking steps to reduce our monthly expenses, including moving to a new apartment in our complex that will save us approximately $800 per month. Thank you very much for your consideration. Best regards, Alice Baij

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,921.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388586	$15,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388586. Member loan 388586 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	n/a	Debt-to-income ratio:	13.12%
Length of employment:	n/a	Location:	Houston, TX

Home town:
Current & past employers:
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

Proceeds of loan to be used to pay off BofA credit card that had terms unceremoniously -- and incomprehensibly -- changed. Would like to pay off with installment loan instead of transferring to another card. Remaining funds to pay off other revolving debt. Most of this was accumulated to finish out major home addition over the past 18 months. House is in near-town historic district with continued (reasonable) appreciation in property value despite the current economic realities. I have lived in this home along with my wife and children for more than a dozen years. I am a compensation consultant for respected firm with offices in several major US cities. Our clients tend to be in the energy industry, and the outlook among current clientelle and future business is sound. My credit history is very good, and I always meet my obligations.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	29	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	65	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,910.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388587	$6,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388587. Member loan 388587 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	Sunrise Technology Systems	Debt-to-income ratio:	10.30%
Length of employment:	1 year 6 months	Location:	Louisville, KY

Home town:	Ft. Belvior
Current & past employers:	Sunrise Technology Systems, Sunrise Technology Systems
Education:	Western Kentucky University

This borrower member posted the following loan description, which has not been verified:

Starting up new business. Need 20K to get started.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,356.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388725	$3,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388725. Member loan 388725 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,166 / month
Current employer:	DOD KANSAS AIR GUARD	Debt-to-income ratio:	19.94%
Length of employment:	19 years	Location:	GODDARD KS, KS

Home town:	Oroville
Current & past employers:	DOD KANSAS AIR GUARD, US Air Force
Education:	Embry Riddle Aeronautical University-Extended Campus

This borrower member posted the following loan description, which has not been verified:

I have worked full time for the DOD Kansas Air National Guard for the past 19 years. I hold a high level civil service position. I am also assigned to the Kansas Air Guard as a Guardsman (also 19 years). This second position is a one weekend a month two weeks or more a year guard /reserve job. In this position I am a Senior Master Sergeant (E-8). I enjoy what I do and foresee myself in these jobs for many years to come. The point here is my job/salary is rock solid. (Lending Club has verified my income) I am very responsible in paying my debts. My credit report shows I have never been late from my first account in 1990 to present. I am requesting a $3500 loan for a 1999 Kawasaki ZX11 with only 5K miles. It is an outstanding buy and the bike is like new. You can not go wrong in supporting this loan?thank you for your support.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,162.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 388731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388731	$3,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388731. Member loan 388731 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Self-Employed	Debt-to-income ratio:	17.92%
Length of employment:	1 year 5 months	Location:	Seattle, WA

Home town:	Indianola
Current & past employers:	Self-Employed, Apple Inc., Vavricka Juntti & Co.
Education:	Minneapolis College of Art and Design

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to spread out some of my business expenses and taxes to make them manageable at this time. I am a freelance graphic designer that does a wide range of services for just a couple of clients. I am very organized and I always know where I am financially, and never make a late payment. Business is doing well right now, but I need some help before I will see the result of my current work.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$849.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388737	$15,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388737. Member loan 388737 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,875 / month
Current employer:	State of Oregon	Debt-to-income ratio:	17.11%
Length of employment:	30 years	Location:	HILLSBORO, OR

Home town:	Baker
Current & past employers:	State of Oregon, Department of Fish and Wildlife
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

Background on my financial debt: $4,500 credit card debt, $7,000 bank line of credit; $4,500 Prosper loan; and $18,000 vehicle loan. Interest rates on credit cards range from 15-18%, bank line of credit 12%, Prosper loan 10% and vehicle loan 18%. Just received a generous credit card line from U.S. Bank. I would move the $4,500 in credit debt to that card which guarantees a 3% rate on balance transfers for 5 years. I would then use a Lending Club loan to pay of my current line of credit with the bank and pay down some of the vehicle loan. And then because of the new zero balance on the bank line of credit the remainder of the vehicle loan could be transferred to that line of credit. So the bottom line is I am transferring my credit card debt to a 3% rate, my current line of credit balance to an 8% rate and portions of my vehicle loan to 12% and 8% rates.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,952.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388771	$24,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388771. Member loan 388771 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Self Employed	Debt-to-income ratio:	18.51%
Length of employment:	7 years	Location:	Peoria, AZ

Home town:	Croix Chapeau
Current & past employers:	Self Employed, Dynegy Inc., Ferrellgas Partners
Education:	Our Lady of the Lake University-San Antonio

This borrower member posted the following loan description, which has not been verified:

I am starting a retail craft supply and pottery painting studio. I have a good relationshiip with my bank and was told last summer that I would have no trouble getting the SBA loan when I needed it. With the financial crisis, all of that changed and they couldn't get me the SBA loan. I will be funding about half of the start up costs myself and am looking for funding for the remainder. This business is one of the few industries that is not feeling the recession. As people can no longer afford to take vacations, the advent of the 'staycation' has emerged. Now families are looking for things to do at home. My studio will provide a place for people to come and learn new crafts, scrapbooking, pottery painting, home decorating, etc. Unlike a big box craft store, mine will focus more on the classes and how to use the products that are out there.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,815.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388774	$11,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388774. Member loan 388774 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,317 / month
Current employer:	Pacific Gas and Electric Company	Debt-to-income ratio:	16.21%
Length of employment:	6 years 10 months	Location:	Clovis, CA

Home town:	Taipei
Current & past employers:	Pacific Gas and Electric Company, United States Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

I have a wedding date set for 6/28/09 with a non refundable deposit. My fiancee injured his shoulder Nov 08 and is unable to work until he receives the surgery, then he has 3 month to recuperate. The money we have saved to cover the wedding has been exhausted from his inability to return to work as a commercial diver in the Gulf of Mexico. Wedding invites have been sent and most attendees have made their out of state travel arrangements which is non refundable as well. The remaining balance on the wedding is $5800 and there are still a few items that need full payment including photographer for $1000 and other miscellaneous services. All other items have been paid for. I need this loan to help cover the wedding expenses, plus I think this would be a great opportunity to consolidate my other bills and make one convenient payment. My fiancee's job will be waiting for him upon his recovery, approx Aug of 09 depending on his surgery date. I plan on repaying this loan in full asap after his return to work. I have been in my full time position since 2001 and keep up with all my bills and maintaining good credit.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	74
Revolving Credit Balance:	$10,673.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388777	$7,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388777. Member loan 388777 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	UCIrvine Parking and Transportation	Debt-to-income ratio:	20.87%
Length of employment:	2 years 8 months	Location:	Irvine, CA

Home town:	Glendale
Current & past employers:	UCIrvine Parking and Transportation
Education:	University of California-Irvine (UCI)

This borrower member posted the following loan description, which has not been verified:

I fell into credit card debt at a young age. Up to date I have been making payments to reduce my debt but I feel it is time to seek help. I am ready to become financially responsible and debt free.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,546.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388791	$10,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388791. Member loan 388791 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,751 / month
Current employer:	First Financial Bank	Debt-to-income ratio:	11.01%
Length of employment:	6 months	Location:	Hamilton, OH

Home town:	Goodlettsville
Current & past employers:	First Financial Bank, Fifth Third Bancorp, Firefly Properties, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I purchased this car and 3 weeks later, the lender decided to bail on the loan. The dealer and I are in a panic because of the following reasons - 1) They took the old car in trade, paid off the loan, and have transferred the title and sold it. 2) I am having a real hard time getting financing from anyone due to this economy and due to the rental property I own. 3) The title has been transferred to my name now, and as far as the state is concerned, the car is legally mine. I am 28 years old, about to be married, already have one child, and just found out I got another one coming. I pay ALL my bills on time, and don't have that many. I own a 4 family rental home that has solid renters, and the rents pay my mortgage on the rental building. I live in one of the units. Due to the mortgage I have, the banks are screaming about my debt to income ratio, which due to the rents, should not be an issue, but apparently it is. They can't seem to understand that I don't pay for the mortgage. I own an LLC that my rental business is operated under, I work 6 days a week at a bank call center. My rental business is a 2 man operation, involving myself and my Dad. My soon-to-be wife works at a call center at a bank as well, works 5 days a week. We have no problems paying all our bills. I am trying everything I can to make this loan issue go away and prevent it from turning into an even bigger mess than it already is. The dealer has tried everything they can think of, and I have too, and we both have run out of ideas. The car is a 2001 BMW X5. The sales prices of the car is 11190, add the 3500 negative equity from previous car, taxes, etc, and we are right at 16000. I have money to put down as well, up to 1500 at this time.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	63
Revolving Credit Balance:	$10,631.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 388821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388821	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388821. Member loan 388821 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,164 / month
Current employer:	Rite Aid	Debt-to-income ratio:	15.05%
Length of employment:	3 years 6 months	Location:	Rockland, MA

Home town:	California (Dow Village)
Current & past employers:	Rite Aid, General Ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

The loan is to pay off 2 credit cards and consolidate other debt into one easy monthly payment.This loan will allow me to start saving for my wedding and reduce stress of stretching my bi-weekly paycheck between too many bills.Thank you.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,571.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388832	$7,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388832. Member loan 388832 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Dutch Productions Inc.	Debt-to-income ratio:	3.99%
Length of employment:	3 years 6 months	Location:	Astoria, NY

Home town:	Kingston
Current & past employers:	Dutch Productions Inc., Madison Square Garden
Education:	Hofstra Univerity

This borrower member posted the following loan description, which has not been verified:

Hello, I am in search of this loan in order to catch up on my tax payments for 2008. I have good credit and have never taken out a loan in the past.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,747.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388872	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388872. Member loan 388872 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	the brothers group	Debt-to-income ratio:	14.00%
Length of employment:	10 years 4 months	Location:	bridgewater, MA

Home town:	ebridgewater
Current & past employers:	the brothers group, paperama, US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Ive been at my job for 10yrs and allways pay on time

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,536.00	Public Records On File:	1
Revolving Line Utilization:	33.10%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388882	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388882. Member loan 388882 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	manorcare hcr	Debt-to-income ratio:	11.58%
Length of employment:	6 years 11 months	Location:	kansas city, MO

Home town:
Current & past employers:	manorcare hcr, proffesional nursing kansas city
Education:	DeVry kansas city

This borrower member posted the following loan description, which has not been verified:

I would like to add a deck to my house, which will cost me about 9000-10000 dollars, the rest i will use to pay off my current loan, that way i will only have one loan payment to deal with.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,490.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 388912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388912	$7,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388912. Member loan 388912 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	University of Washington	Debt-to-income ratio:	5.57%
Length of employment:	10 months	Location:	Seattle, WA

Home town:	Baltimore
Current & past employers:	University of Washington
Education:	The University of Tennessee, University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I was in a serious bike accident last fall, and now the hospital bills are rolling in. Also, because I was in the hospital for a month, my interest free credit cards went to the regular rate because I missed payments. So now, I'm in a bit of a financial hole.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,748.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388916	$12,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388916. Member loan 388916 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Tri-State Associates, Inc	Debt-to-income ratio:	16.73%
Length of employment:	15 years 11 months	Location:	Washington, DC

Home town:	Nordheim
Current & past employers:	Tri-State Associates, Inc, Teknekron, Inc
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

Looking for a loan to buy a 2006 Ford F250 Truck for business. Truck is valued at $16,000.00

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	4
Revolving Credit Balance:	$74,042.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388927	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388927. Member loan 388927 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Microsoft	Debt-to-income ratio:	8.24%
Length of employment:	6 years	Location:	seattle, WA

Home town:	Jacksonville
Current & past employers:	Microsoft, McGraw-Hill
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I have payed off all of my credit cards but one remains and I'm desperate to get it paid this year but the rate is awful! Help me get it paid off but at a better rate.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,323.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388929	$15,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388929. Member loan 388929 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,280 / month
Current employer:	Rockingham County Public Schools	Debt-to-income ratio:	9.60%
Length of employment:	1 year	Location:	Harrisonburg, VA

Home town:	Cheverly
Current & past employers:	Rockingham County Public Schools, Shenandoah County Public Schools
Education:	James Madison University, Lord Fairfax Community College, Shenandoah University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to refinance my credit card and to pay for a used vehicle. This rate is much better and will allow me to pay off both in 3 years.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	14
Revolving Credit Balance:	$64,831.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388946	$19,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388946. Member loan 388946 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	rangeview library district	Debt-to-income ratio:	15.51%
Length of employment:	7 months	Location:	denver, CO

Home town:	South Weymouth
Current & past employers:	rangeview library district, Metrobeat TV, TravelWizard
Education:	St. Paul's College, School of Visual Arts, The Travel Institute

This borrower member posted the following loan description, which has not been verified:

This is a loan requerst for startup funds for a travel business that provides affordable summer educational travel experiences for teachers. With the current economic situation, this is the best time to build a small, specialized travel planning and itinerary packaging business and allow it to build slowly and steadily. I have had considerable experience in the industry working as an agent and tour planner for large companies.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,836.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388948	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388948. Member loan 388948 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Regal-Beloit	Debt-to-income ratio:	23.62%
Length of employment:	1 year 8 months	Location:	BlackRiverFalls, WI

Home town:	Charlotte
Current & past employers:	Regal-Beloit, Trojan Heat Treat
Education:

This borrower member posted the following loan description, which has not been verified:

I am asking the lending club to please help me with letting me borrow this Two-Thousand dollars. I have tried banks but i have nothing i can use for colateral, I do have a car note from us bank that i am paying and i have not missed any payments nor been late with any payments neither. I have as much as i hate to say a divorce i would like to get started, plus my Daughter has recently just had a baby and i would like to help provide her with some things she still needs for the baby.I do have a good credit score and I can't do no more than give my word that I promise to pay all this back with out missing any payments. I don't know why it is but no one will give me a chance and i know some people probably have borrowed money and not paid it back but i am not one of them people and don't think it's fair to be judged that way without being given a chance. plus i am trying to build up my credit not destroy it. so i am asking you to please help me and lend me the money i am requesting. I only have a savings account, I don't have a checking account because i wish not to have a checking account, but i am still able to make sure my payments are paid. I only have the one bill and that is my car note, which i keep paid in good faith and i will keep you paid in good faith also. Thank you! marla slone

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388954	$25,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388954. Member loan 388954 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	park ridge taxi	Debt-to-income ratio:	3.56%
Length of employment:	2 years 9 months	Location:	park ridge, IL

Home town:
Current & past employers:	park ridge taxi
Education:

This borrower member posted the following loan description, which has not been verified:

I'm hard working person I pay my bills always on time I'm a family man and very responsible.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,341.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 388991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388991	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388991. Member loan 388991 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Best Doors Inc.	Debt-to-income ratio:	21.07%
Length of employment:	7 years	Location:	Salinas, CA

Home town:	Elma
Current & past employers:	Best Doors Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I have found a great deal on two off road dirt bikes,& I need to purchase them before someone else does. I can pay the loan back within 3 to 6 months, if not sooner. This purchase means so much to my Son & I. I have my own buisness, & my Son works full time also. Please respond ASAP. Thank You So Much John Messenger

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,136.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388996	$11,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388996. Member loan 388996 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,911 / month
Current employer:	A-C Transit	Debt-to-income ratio:	21.09%
Length of employment:	1 year 6 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	A-C Transit, Wherehouse Music, Anderson News Co.
Education:	San Francisco State University, City College of San Francisco

This borrower member posted the following loan description, which has not been verified:

I have 7 credit cards and I am trying to obtain this loan amount to consolidate my debt and make my payments much easier to manage. I pay all my bills on time,I send more than the monthly minimum and have not missed any monthly payments. Also, by getting this loan, I will be able to put myself on track towards my goal of eventually purchasing a house. Thank you for reading this.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,416.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389001	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389001. Member loan 389001 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,492 / month
Current employer:	Reynolds & Reynolds	Debt-to-income ratio:	10.37%
Length of employment:	2 years 7 months	Location:	College Station, TX

Home town:	Edinburg
Current & past employers:	Reynolds & Reynolds, Andrew Corporation
Education:	University of Texas Pan American

This borrower member posted the following loan description, which has not been verified:

The loan will be used to payoff several high interest rate credit cards. We are current on all our monthly payments, but the interest rates on some of our credit cards are ridiculously high which, of course, didn't start out that way. We do, in most cases, play more than the monthly minimum. We normally pay around $550 to $600 in monthy credit card payments. We have paid off approximately $3000 within the last year and a half, but feel like the high interest rates are making this too slow of a process and too high of a cost for our family. This credit card debt has been like a monkey on our back the last several years and we would like to stop having to deal with credit card companies if at all possible. As far as our financial situation, we are doing well for a family of three. I currently work full time as a team leader for a company that builds and maintain websites. My wife works part-time as a Montessori teacher at a private school.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,016.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389010	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389010. Member loan 389010 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,093 / month
Current employer:	Highmark blue shield	Debt-to-income ratio:	14.71%
Length of employment:	7 years	Location:	Carlisle, PA

Home town:	Carlisle
Current & past employers:	Highmark blue shield, Eds
Education:	Harrisburg Area Community College-Harrisburg

This borrower member posted the following loan description, which has not been verified:

Using this loan to pay off credit cards and apply those payments toward one monthly bill

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,915.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389021	$7,750	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389021. Member loan 389021 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,475 / month
Current employer:	Skehan Home center	Debt-to-income ratio:	17.78%
Length of employment:	7 years 2 months	Location:	South Tamworth, NH

Home town:	laconia
Current & past employers:	Skehan Home center, Amerigas-propane
Education:	United States Marine Corp

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards that are charging 25 percent interest,I have perfect credit and would like to pay them off before they jack up my rate........... once again

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,610.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389079	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389079. Member loan 389079 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Lagoons RV Resort	Debt-to-income ratio:	2.60%
Length of employment:	8 years 6 months	Location:	ROCKPORT, TX

Home town:
Current & past employers:	Lagoons RV Resort, Valley First Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to borrow $15,000 for remaining college at the lowest interest rate you have. I have excellent credit and got there by paying my monthly payments on time and in full. Thank you.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$724.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389118

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389118	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389118. Member loan 389118 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	SNL Distrubution	Debt-to-income ratio:	20.19%
Length of employment:	6 years	Location:	BATESVILLE, AR

Home town:	Dallas
Current & past employers:	SNL Distrubution
Education:

This borrower member posted the following loan description, which has not been verified:

no note

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389170	$12,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389170. Member loan 389170 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Mahershalash LLC dba Frullati cafe	Debt-to-income ratio:	12.62%
Length of employment:	6 years	Location:	CANFIELD, OH

Home town:	damascus
Current & past employers:	Mahershalash LLC dba Frullati cafe, smoothie island
Education:

This borrower member posted the following loan description, which has not been verified:

acurardx

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,810.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389232	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389232. Member loan 389232 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Ametek	Debt-to-income ratio:	15.12%
Length of employment:	9 months	Location:	Columbus, OH

Home town:	Chicago
Current & past employers:	Ametek
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate multiple Higher Interest loans to one payment at a lower rate. Will also allow me to repay debt faster than current rate.

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,540.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389254	$9,975	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389254. Member loan 389254 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Computer Software	Debt-to-income ratio:	2.90%
Length of employment:	3 years 4 months	Location:	Livonia, MI

Home town:
Current & past employers:	Computer Software
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

This loan will be used to finance the renovation of a single-family home purchased in Michigan. I am working with experienced professionals, such as contractors and realtors, with 10+ years experience in their field to help complete this renovation. We have already completed two renovations together, with plans for more in the works. Therefore, I already have the team in place to get going and have everything done in a timely manner. I am a good candidate for this loan because I am still working full-time. As a result, I can continue to pay back the loan in the event things do not turn out as planned. Furthermore, other than my mortgages, my only debt includes a school loan. Therefore, my ability to repay is very high.

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$726.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 389258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389258	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389258. Member loan 389258 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Mustang Harrys Restaurant	Debt-to-income ratio:	14.00%
Length of employment:	2 years 3 months	Location:	Bronx, NY

Home town:
Current & past employers:	Mustang Harrys Restaurant
Education:	Monroe College-Main Campus

This borrower member posted the following loan description, which has not been verified:

i am trying to buy a car and pay for the insurance

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,348.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389288	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389288. Member loan 389288 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,586 / month
Current employer:	CUTCO CORP	Debt-to-income ratio:	21.17%
Length of employment:	8 years 6 months	Location:	OLEAN, NY

Home town:	Olean
Current & past employers:	CUTCO CORP, DRESSER RAND
Education:	PENN TECH

This borrower member posted the following loan description, which has not been verified:

TO PAY OFF A MASTERCARD AT A LOWER RATE

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,133.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389294	$9,400	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389294. Member loan 389294 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Hit Toy Company	Debt-to-income ratio:	1.46%
Length of employment:	2 years	Location:	Massapequa Park, NY

Home town:	Massapequa Park
Current & past employers:	Hit Toy Company
Education:	Farmingdale State University of New York

This borrower member posted the following loan description, which has not been verified:

all lenders we are very responsible, dependable and will pay loan on time and as soon as possible. Thank you and hope someone can help.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,700.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389343	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389343. Member loan 389343 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,083 / month
Current employer:	UNIEDUS MEDIA GROUP	Debt-to-income ratio:	0.78%
Length of employment:	5 years 3 months	Location:	COLUMBUS, OH

Home town:	COLUMBUS
Current & past employers:	UNIEDUS MEDIA GROUP, HATTCHETTE FILMS
Education:	Bluffton University

This borrower member posted the following loan description, which has not been verified:

SEEKING 25K TERMS RATE OPEN-LOOKING FOR SHORT TERM 90-180 DAY FULL REPAYMENT

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,190.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389345	$2,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389345. Member loan 389345 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,993 / month
Current employer:	President's Casino	Debt-to-income ratio:	6.97%
Length of employment:	1 month	Location:	St. Louis, MO

Home town:	Fairfax
Current & past employers:	President's Casino, Circle k
Education:	Virginia State University

This borrower member posted the following loan description, which has not been verified:

I am a first time car buyer in need of a $2000 loan. I search earnestly for a car dealersip to approve me without a cosigner. I found one but the I was only for 10600 on a 13600 car. Its a tough situation because I only want to pay so much on a car payment each month even though I can afford more. If I try for something older or cheaper then I won't be approved because lenders want to put me in a car that I'm going to keep and will give me minimum maintenance problems. I am a college student who makes almost $2000 a month, and I have a credit score of 675. I am more than capable and prepared to pay back my loan. I am putting 1000 down. I need 2000 more. Please help a buyer in need.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,207.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 389390

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389390	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389390. Member loan 389390 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$15,000 / month
Current employer:	Kinser Crane	Debt-to-income ratio:	5.75%
Length of employment:	11 years	Location:	Elgin, IL

Home town:	Chicago
Current & past employers:	Kinser Crane
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate Credit Cards and help pay for my son's tuition.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	24
Revolving Credit Balance:	$22,268.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389399	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389399. Member loan 389399 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	VASNHS	Debt-to-income ratio:	9.27%
Length of employment:	7 years	Location:	LAS VEGAS, NV

Home town:	LAS VEGAS
Current & past employers:	VASNHS, APOLLO COLLEGE
Education:	WILKES UNIVERSITY

This borrower member posted the following loan description, which has not been verified:

NEEDED IN LESS THAN 2 WEEKS

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	5
Revolving Credit Balance:	$10,843.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389428	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389428. Member loan 389428 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,131 / month
Current employer:	Indian Spring Country Club	Debt-to-income ratio:	9.20%
Length of employment:	7 years 8 months	Location:	Boynton Beach, FL

Home town:	St. Albans, New York
Current & past employers:	Indian Spring Country Club
Education:	SUNY College at Old Westbury

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, this is extremely important for me to have a loan so that I can become debt free. The debt consolidation loan is something that I have looked into several times, now it is very urgent that my request for one is approved. When you check my credit history, my payments are and have been on time, just accumulated a lot of debt. I am a very good risk, because I pay my bills on time. I would certainly appreciate an approval. I would need this approved by theend of this week. Thanks. Thank you very much for your cooperation with this urgent matter. Very Truly Yours, Jean-Pierre Petrie

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,377.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389498	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389498. Member loan 389498 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,190 / month
Current employer:	Retired Veteran	Debt-to-income ratio:	13.77%
Length of employment:	n/a	Location:	Norman, OK

Home town:	Denver
Current & past employers:	Retired Veteran, US Army
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

Looking for a good interest rate for consolidating 2 cards and financing the new Heat & A/C unit. (had to replace after 30+ good years)

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,251.00	Public Records On File:	1
Revolving Line Utilization:	5.50%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389501	$13,750	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389501. Member loan 389501 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Northstar Marine	Debt-to-income ratio:	17.96%
Length of employment:	1 year	Location:	Del Haven, NJ

Home town:	Cape May
Current & past employers:	Northstar Marine, Eckels Diesel
Education:	Pennco Tech

This borrower member posted the following loan description, which has not been verified:

Looking to expand seafood buisness. Purchasing a new boat with gear. Market to sell my catch is very good and outlook is good. I also work for sea tow so I always have steady income coming in.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,269.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 389504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389504	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389504. Member loan 389504 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,614 / month
Current employer:	Four Cornerstone, LLC	Debt-to-income ratio:	8.57%
Length of employment:	4 years 7 months	Location:	Fort Worth, TX

Home town:	Dallas
Current & past employers:	Four Cornerstone, LLC, ThinkSpark
Education:	Ole Miss

This borrower member posted the following loan description, which has not been verified:

My name is Hunter and I own a small business called Four Cornerstone. Our company is in need of some working capital as our clients have not been paying on time.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,700.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389511	$18,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389511. Member loan 389511 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Michael Graham	Debt-to-income ratio:	12.94%
Length of employment:	2 years	Location:	Downers Grove, IL

Home town:	Maywood
Current & past employers:	Michael Graham, Remax
Education:	College of Dupage

This borrower member posted the following loan description, which has not been verified:

15 years Experience in the Real Estate market. Last 5 years specializing in short sales and foreclosures. Putting together a direct mail ad campaign of 250,000 postcards targeting distressed homeowners in Chicagoland. Will work side by side with banks, borrowers and attorneys to sell properties in a timely fashion to avoid foreclosure making a commission on each transaction.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$16,133.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389534	$3,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389534. Member loan 389534 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,125 / month
Current employer:	Covidien Ltd.	Debt-to-income ratio:	24.24%
Length of employment:	2 years 10 months	Location:	Greenwood, SC

Home town:	Greece
Current & past employers:	Covidien Ltd., Pier 1 Imports
Education:	Lander University, Piedmont Technical College

This borrower member posted the following loan description, which has not been verified:

I will use the money from this loan to pay off my credit cards, and 401K loan. I will make a good candidate for the loan because I will pay the payment on time, and tell others about this company.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,146.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389554	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389554. Member loan 389554 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	a2z business systems	Debt-to-income ratio:	6.65%
Length of employment:	5 years 1 month	Location:	san francisco, CA

Home town:
Current & past employers:	a2z business systems, restaurant on the run
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

i'm looking to lower the apr on my credit cards.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,201.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389558	$5,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389558. Member loan 389558 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Sears Holdings Corporation	Debt-to-income ratio:	16.75%
Length of employment:	2 years 3 months	Location:	Tucson, AZ

Home town:
Current & past employers:	Sears Holdings Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

The purpuse of this loan is to pay off high interst credit cards and to help consolidate my debt. I am a resent college graduate who got a 4.0 GPA. I am a hard worker who is working becoming debt free and this loan with help reach that goal.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,110.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389563	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389563. Member loan 389563 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Human Genome Sciences	Debt-to-income ratio:	12.81%
Length of employment:	2 years	Location:	OLNEY, MD

Home town:	Jamaica
Current & past employers:	Human Genome Sciences, Target
Education:	Salisbury University

This borrower member posted the following loan description, which has not been verified:

want to use loan to pay off outstanding debt

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,108.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389571	$10,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389571. Member loan 389571 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Power Payroll, Inc. (freelance)	Debt-to-income ratio:	16.13%
Length of employment:	20 years	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	Power Payroll, Inc. (freelance), self
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

There are 3-4 options of vehicles that I'm researching to purchase. They include the BMW 525i Wagon, BMW X3 and BMW X5. Each vehicle has unique pros, which affect the asking price. The maximum loan amount would be 18K and the minimum would be 10K. I have an excellent credit history and have never been late for any financial payment / obligation. I consider myself an exceptional candidate and look forward to working with Lending Club. Thank you.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$186,072.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389645	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389645. Member loan 389645 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,583 / month
Current employer:	Hawk Inc	Debt-to-income ratio:	16.97%
Length of employment:	24 years	Location:	Ladys Island, SC

Home town:	Walterboro
Current & past employers:	Hawk Inc
Education:	USC Gamecocks

This borrower member posted the following loan description, which has not been verified:

I'm trying to buy the lot next to my home at a deep discount which will add to my privacy and future home value. Most of the revolving debt I have came from a divorce 4 years ago. That's all cleared up & I've closed the accounts and should have them paid in full over the next 2 years. In the 2 years after the divorce I had to support 2 households so thats where the bulk of that came from (Just wanted to explain why they gave me a grade D, you can also contact me and I will provide you with recent credit report & scores showing a FICO scores of 685, 699 & 701) I've had over 20 plus years on excellent credit, never missed a payment not even during my divorce. This loan is 100% safe and will be paid back!

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,981.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389660	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389660. Member loan 389660 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	David Fong, D.D.S.	Debt-to-income ratio:	3.10%
Length of employment:	6 years 6 months	Location:	Thousand Oaks, CA

Home town:	Los Angeles
Current & past employers:	David Fong, D.D.S.
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan for: 1. A used car. My car just petered out on me, which was not entirely unexpected. I had vowed to drive it until its death and then find a low mileage environmentally friendly Civic that was easy on the pocket book. Looking to spend 10K or less. 2. An elective surgery that I have elected to have. My co-pay is approx 10K. I found out last year due to some mild hip discomfort that I have congenital hip dysplasia (yes like dogs but people get it too). The joints are slowly starting to deteriorate due to the abnormal stress of dysplasia. If I do nothing I will be in hip replacement in 5-10 years, which I am too young for. If I have the surgery it will correct the defect and keep me out of hip replacement possibly for good or at least for another 20-25 yrs. I have done a TON of research and am making a very well informed decision. I am a terrific candidate for this loan because I have excellent credit, a long-term stable job and little to no debt. I do not live beyond my means and have a small nest egg in IRAs that I have been working on (enough to cover this loan if necessary). As a matter of fact I may end up using a part of my IRA to pay back the medical portion of this loan as you can use IRA contributions for a percentage of your medical expenses with no tax penalties. I just haven?t decided on that yet and am requesting this loan to get me going until I do decide. I was excited to find this site and hope to be an investor someday. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$99.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389706	$9,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389706. Member loan 389706 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	ccc transportation	Debt-to-income ratio:	22.62%
Length of employment:	4 years 8 months	Location:	winter haven, FL

Home town:	Panama City
Current & past employers:	ccc transportation, B&E Automotive, Goodyear Tire & Rubber
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to get a loan to consolidate some credit card bills and to have a little left so i can put me a concrete slab in front of my shed so i can get my stuff off the driveway and my wife can have her drive way back. she has a nice front yard and i hate seeing my stuff making it look bad.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,248.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389730	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389730. Member loan 389730 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,332 / month
Current employer:	City of Los Angeles	Debt-to-income ratio:	1.95%
Length of employment:	5 years 9 months	Location:	Los Angeles, CA

Home town:	Rochester
Current & past employers:	City of Los Angeles, So Cal Gas
Education:	California State University-Los Angeles (CSULA)

This borrower member posted the following loan description, which has not been verified:

I would like to move part of a home equity credit loan over to a personal loan, as I would like to refinance my mortgage at a lower rate. I have heard that Banks are blocking refinances by refusing to resubordinate equity loans. That is the purpose of this loan.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,210.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389741	$25,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389741. Member loan 389741 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Double-Take Software	Debt-to-income ratio:	12.76%
Length of employment:	5 years 2 months	Location:	West Grove, PA

Home town:	Wilkes Barre
Current & past employers:	Double-Take Software, Qwest Communications
Education:	Bucknell University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 3 credit card vendors into one loan with a fixed interest rate. I am tired of the policies of the credit card companies, rate changes, fees, higher minumums, etc. I have 10,000 cash to settle any outstanding balances that this loan will not cover. Therefore, this loan will consolidate all unsecured debt with one vendor (Lending club). Once consolidated, I will then re-finance my mortgage from 7% to todays rates.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,172.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389743	$5,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389743. Member loan 389743 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Nestle Prepared foods	Debt-to-income ratio:	14.50%
Length of employment:	2 years 2 months	Location:	Pacoima, CA

Home town:	Panorama City
Current & past employers:	Nestle Prepared foods, AMC theatres
Education:	Los Angeles Valley College

This borrower member posted the following loan description, which has not been verified:

just trying to pay ouff a portion of my high interest credit card. also trying to use some of the money to spend a little more time with my brother eho is currently serving in the navy and will be shipped out to the pursain gulf this June.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,289.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389753	$24,000	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389753. Member loan 389753 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	The Castle of Chaos, LLC	Debt-to-income ratio:	13.73%
Length of employment:	7 years 8 months	Location:	North Salt Lake, UT

Home town:	Boston
Current & past employers:	The Castle of Chaos, LLC, United States Army Reserves, University of Utah Hospital
Education:	Brigham Young University, Universtiy of Utah

This borrower member posted the following loan description, which has not been verified:

I have great credit and a small business that grosses over $500,000.00 annually and has been very profitable for several years. Unfortunately, I have lost over 150K credit in the recent "credit crunch" with American Express, Bank of America and Chase reducing my credit limits dramatically. I have poured all of my money into growing my company and losing so much credit will leave me cash poor before I make the majority of my annual income this Fall. Now I am stuck borrowing money at a high rate of interest to get through the next six months and keep my employees. I don't want to lay anyone off and this would be the first "step backwards" for me in 8 years of business. It is better for my business to pay extra interest and keep employees as well. In my life I have only been 30 days late on one payment and until my credit limits were dropped, my credit hovered around 750. It is now around 700 even though I have paid off over $60,000 in debt this year- because my credit limits were dropped to what I owe. I was in the Army Reserves for 14 years (honorable D/C as an officer). I attended BYU and then the U of U.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	8
Revolving Credit Balance:	$160,896.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389765	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389765. Member loan 389765 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Rho, Inc	Debt-to-income ratio:	23.25%
Length of employment:	4 years	Location:	Plano, TX

Home town:	Albuquerque
Current & past employers:	Rho, Inc
Education:	University of North Carolina at Chapel Hill (UNC)

This borrower member posted the following loan description, which has not been verified:

I would like to pay off an unsecured bank loan of $7,000 and 2 high interest credit cards. After obtaining my masters degree, I have worked for the past 4 years at the same company as a Statistician. I pay all of my bills at the 1st of every month and usually pay more than the minimum amount. By consolidating debt, I would have 1 payment as opposed to 3 and be able to pay it off within 3 years. Running the numbers, my monthly consolidated payment would be lower than what I am currently paying.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	77
Revolving Credit Balance:	$18,789.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 389779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389779	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389779. Member loan 389779 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Amity Regional Junior High	Debt-to-income ratio:	3.82%
Length of employment:	21 years	Location:	Old Saybrook, CT

Home town:
Current & past employers:	Amity Regional Junior High
Education:	Gateway Community and Technical College

This borrower member posted the following loan description, which has not been verified:

Using this money pay Gateway Community College to continue my education while still working.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389780	$5,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389780. Member loan 389780 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Weavers Fine Furniture	Debt-to-income ratio:	20.86%
Length of employment:	8 years 7 months	Location:	Fresno, OH

Home town:	Sugarcreek
Current & past employers:	Weavers Fine Furniture
Education:	Kent State University-Tuscarawas Campus

This borrower member posted the following loan description, which has not been verified:

Need the money to pay off some debt that has high interest.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	23
Revolving Credit Balance:	$8,652.00	Public Records On File:	1
Revolving Line Utilization:	80.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 389784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389784	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389784. Member loan 389784 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	16.16%
Length of employment:	n/a	Location:	Mission Viejo, CA

Home town:	Pine River
Current & past employers:	Invensys, US Air Force, St. Joseph's Medical Center
Education:	Community College of the Air Force (CCAF), Central Lakes College-Brainerd, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I've been making all my payments on time with this card and often 2-4 times the minimum amount. However the 23% APR on the card which the company does not want to lower is too much. The only thing I charge on this card is tuition, which now in hind sight I should have got a student loan when I started. I work full time and will be graduating with my Bachelor's in June. I don't mind paying off the debt, I would just like to pay more towards the principal and less towards interest so I can get out of debt sooner.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,904.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389788	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389788. Member loan 389788 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,184 / month
Current employer:	T-Mobile USA	Debt-to-income ratio:	22.03%
Length of employment:	3 years 7 months	Location:	Ewing, NJ

Home town:	Chestertown
Current & past employers:	T-Mobile USA, Mealeys Furniture, Denny's Restaurant
Education:	Strayer University at Washington, DC, Chesapeake College

This borrower member posted the following loan description, which has not been verified:

I am a 25yr old retail manager for T-Mobile (employed there for almost 4 yrs and steadily promoted). I have been fully independant since I was 17 living alone and working full time. I am highly motivated and responsible with a consistent and verifiable track record of hard work and payment history. I put myself through college receiving my AA and BBA. The reason I am here asking for help is because I did make some mistakes over the past year or two that created credit/store card debt and 1 personal loan that have interest rates that recently rose to more then mid 20%. One credit card with the largest balance is about 30% now. I had a bit of a shopping issue in the past but have learned my lesson fully! My credit score is still solid in the mid/high 600's and I want to raise it to over 700! I make all of my payments on time since 2003 often for more then the minimum however the impact to overall balance is minimal because of these rates. I have now reached a point where I am living paycheck to paycheck in efforts to pay down these balances. Although I have been successful to pay of 1 account so far. As a single woman that is not a place that makes me feel secure. For the first time, this month I am unable to make my truck payment on time and that scares me! I have worked so hard to do the right things and want to buy a home soon! Having this loan would clearly allow me to consolidate these huge interest rates and save money required to be paid each month. With a lower amount to pay this debt monthly and lower rates. I will then be able to save some money to again have a cushion and once settled I am confident I can even make double payments to truly become debt free sooner then this 36 month period. I would be left with only my student loans, remaining auto loan (which will be done in about 2yrs), and monthly living costs (rent/utilities) and then will be able to acheive my dream and buy a home within the next year or so. Please help me I dont want to have everything I have worked so hard for become crushed now in this economic time of insane interest rates!

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,532.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389796	$13,450	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389796. Member loan 389796 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,317 / month
Current employer:	Bose Corporation	Debt-to-income ratio:	18.64%
Length of employment:	1 year 7 months	Location:	Chestnut Hill, MA

Home town:	Wilkes-Barre
Current & past employers:	Bose Corporation, Phoenix Contact
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, The credit card debt I've personally accumulated over the last few years has me financially and mentally crippled. I've committed to turning my life around and working toward a solid financial future. I feel extremely fortunate I still have my job/career as a Systems Analyst. I've already curbed spending by going out less for dinners and packing my lunch or work. I?ve taken full stock of my physical possessions and have sold electronics and clothes. If you can approve my application, I will pay off two credit cards with balances of $7500.00 and $3700.00. I promise to pay you back on time. Once my credit card debts and loans are paid in full, my long term goal is to save for a house/condo. Thank you very much for your consideration. Debbie Savage

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	2
Revolving Credit Balance:	$6,021.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389810	$8,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389810. Member loan 389810 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	microsoft	Debt-to-income ratio:	1.81%
Length of employment:	8 years	Location:	MONROE, WA

Home town:	oakland
Current & past employers:	microsoft
Education:	uofo

This borrower member posted the following loan description, which has not been verified:

Howdy All It's time to get an economy car - gas prices will be going up this spring / summer Thanks To All RT

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$20,749.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389844	$11,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389844. Member loan 389844 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,825 / month
Current employer:	Foothills Machining	Debt-to-income ratio:	10.30%
Length of employment:	15 years 6 months	Location:	Six Mile, SC

Home town:
Current & past employers:	Foothills Machining
Education:

This borrower member posted the following loan description, which has not been verified:

I have two credit cards carrying balances and two without balances. BofA=3860. @ 23.99% 135/month min. GMAC=7650. @24.99% 227/month min. I'm going to cancel all except 1, and not carry a balance on it. At minimum payments I will never get out of debt. I am current on all my other bills, mortgage,utilities etc. I've been employed at the same business (metal fabrication) for 16 years.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	17	Months Since Last Delinquency:	21
Revolving Credit Balance:	$11,361.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389846	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389846. Member loan 389846 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Blackstone Technology Group	Debt-to-income ratio:	8.05%
Length of employment:	2 years 5 months	Location:	Cameron Park, CA

Home town:	Raleigh
Current & past employers:	Blackstone Technology Group, Oracle Corporation
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I'm responding to the terms listed in Lending Tree application(see below). We'd like to move forward with application. Amount $7,000 Interest rate 9.32% APR 9.83% Term 36 months Monthly payment $223.63 Please advise as to what the next steps are. Thanks in advance for your help, Vanessa

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	11
Revolving Credit Balance:	$962.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389847	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389847. Member loan 389847 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	OHIO STATE UNIVERSITY MEDICAL CENTER	Debt-to-income ratio:	9.31%
Length of employment:	6 years	Location:	COLUMBUS, OH

Home town:	koribondo
Current & past employers:	OHIO STATE UNIVERSITY MEDICAL CENTER, ohio state university medical center
Education:	Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

To invest into a business.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,483.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389857	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389857. Member loan 389857 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,493 / month
Current employer:	United States Army National Guard	Debt-to-income ratio:	5.69%
Length of employment:	1 year 1 month	Location:	TOLEDO, OH

Home town:	Wooster
Current & past employers:	United States Army National Guard, J.M. Smuckers
Education:	University of Toledo, Education Major, Pi Kappa Alpha Member

This borrower member posted the following loan description, which has not been verified:

This loan is to provide extra cash so that I have extra money to cover rent, transportation costs, and other expenses of living off campus and attending school. I also am wanting to boost my credit by receiving a loan and paying it off on time with timely payments so that when it comes to home loans or car loans in the future I have a history and good score.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$859.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389885	$10,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389885. Member loan 389885 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	G. Edward Solutions at Microsoft	Debt-to-income ratio:	11.18%
Length of employment:	3 years 2 months	Location:	Aventura, FL

Home town:	Santos
Current & past employers:	G. Edward Solutions at Microsoft, Sails Homes Inc.
Education:	Florida International University, Barry University

This borrower member posted the following loan description, which has not been verified:

I had the opportunity to buy a franchise 5 months ago and since then I have been trying to obtain a loan from a bank, any bank. Due to the economic situation of the country it has been impossible for me to do this, mainly because I am not a property owner. Since November 2008 I have taken ownership of this business and have been maintain it with liquid cash but at this point I do need some financial funding, the fact that I haven't gotten this has caused me to make a few late payments here and there, in turn lowering my credit score. I do have a steady job, with a steady paycheck and I am not relying 100% on the business to pay back this loan. Please help! many thanks in advance, Bianca

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,070.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389895	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389895. Member loan 389895 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Susan Welch Human Resources Consulting	Debt-to-income ratio:	14.59%
Length of employment:	4 years 3 months	Location:	San Jose, CA

Home town:
Current & past employers:	Susan Welch Human Resources Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

I'm seeking this loan in order to pay off a couple of accounts which have recently raised their interest rates. Financial institutions have started to want things all their way - expecting the government's money and more of all our individual money as well. Goodbye userers, hello Lending Club!

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	43
Revolving Credit Balance:	$51,896.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389918	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389918. Member loan 389918 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	Imagine College Prep High School	Debt-to-income ratio:	14.71%
Length of employment:	8 months	Location:	Saint Louis, MO

Home town:	Newton
Current & past employers:	Imagine College Prep High School
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

I am a first year teacher in an urban school with little to no resources. I have funded everything for my class and have since landed in debt. I am looking to refinance my credit card debt at a better rate and manage my payments better.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,316.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389957	$14,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389957. Member loan 389957 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,150 / month
Current employer:	Truman Medical Center	Debt-to-income ratio:	23.01%
Length of employment:	19 years 1 month	Location:	kansas city,, KS

Home town:	Kansas City
Current & past employers:	Truman Medical Center, bethany medical center
Education:	kckcc

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a high interest personal loan from beeficial of 18,600. and pay off a credit card. I also need a new transmission for my truck.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$22,720.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389976	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389976. Member loan 389976 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,083 / month
Current employer:	Flextronics	Debt-to-income ratio:	0.61%
Length of employment:	7 years 3 months	Location:	Frisco, TX

Home town:	El Paso
Current & past employers:	Flextronics, Verteq
Education:	University Of Redlands

This borrower member posted the following loan description, which has not been verified:

We are in the process of closing on an apartment complex with 22 units. We have enough money saved for the down payment. The loan will assist us in updating the units and allow us to increase rental income and provide better housing conditions. The updates are cosmetic in nature and costs have been validated. We can pay back this loan within a one year period or less. Looking forward to hearing from you and appreciate your support.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,066.00	Public Records On File:	1
Revolving Line Utilization:	46.30%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390013	$16,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390013. Member loan 390013 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,433 / month
Current employer:	Trial court of Massachusetts	Debt-to-income ratio:	3.63%
Length of employment:	17 years 2 months	Location:	Winchendon, MA

Home town:	Dyersville
Current & past employers:	Trial court of Massachusetts, Army national guard
Education:	mount whautchusett com. college

This borrower member posted the following loan description, which has not been verified:

Already making payments for the debts that exist today. Just looking for one payment and lower interest rate . Thank you Kenneth

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	39
Revolving Credit Balance:	$15,306.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 390018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390018	$16,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390018. Member loan 390018 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self-employed	Debt-to-income ratio:	2.50%
Length of employment:	n/a	Location:	Tyler, TX

Home town:	Snyder
Current & past employers:	self-employed, Drilling Management International, Singapore
Education:	Univeristy of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

The loan would be used as working capital for investing in East Texas residential property, with the primary target being relatively new mobile homes already installed on land. The best targets are mobile homes which qualify for FHA financing, which is still available. This means homes installed on HUD approved foundations, which have only been moved one time from the factory to a home site. A typical deal would cost +/- $25,000 for purchase, less than $3,000 for clean up & fix up (I do most of the work myself). These homes can be sold for +/- $40,000, normally within 60 days. Texas has been much less affected by the current economic crisis than other parts of the country. February unemployment for East Texas was reported to be 6.5%. I have done this business on a part time basis for several years, and have bought, fixed up and sold 5 houses of this type. Each house was sold at a profit. Now I am planning to do this business full time.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1975	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,823.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390091	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390091. Member loan 390091 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Boeing Inc.	Debt-to-income ratio:	14.93%
Length of employment:	3 years 1 month	Location:	fairfax station, VA

Home town:
Current & past employers:	Boeing Inc., Federal Bureau of Investigation (FBI) contractor
Education:	Ph.d

This borrower member posted the following loan description, which has not been verified:

Home remodling project

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,392.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390098	$5,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390098. Member loan 390098 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,584 / month
Current employer:	Kevin Leong	Debt-to-income ratio:	12.70%
Length of employment:	2 years 11 months	Location:	Richmond Hill, NY

Home town:	Brooklyn
Current & past employers:	Kevin Leong, Nancy Morris
Education:	Adelphi University, Fordham University

This borrower member posted the following loan description, which has not been verified:

Hi I am getting rid of my 2006 Nissan Altima. I never use it and live in NYC so I am going to use Zip car instead. The problem is I am "over-under" on my loan. Meaning what my car is worth is less than what I owe on the car. I am able to sell it but I need to pay off the balance. This loan will enable me to sell the car and be free of the loan. Thank you!

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,953.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390139	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390139. Member loan 390139 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	MCLB ALBANY	Debt-to-income ratio:	11.56%
Length of employment:	19 years 5 months	Location:	ALBANY, GA

Home town:	Key West
Current & past employers:	MCLB ALBANY, Circuit City Stores
Education:	Darton College

This borrower member posted the following loan description, which has not been verified:

I need $10,000

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,650.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 390144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390144	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390144. Member loan 390144 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Self Employed	Debt-to-income ratio:	23.90%
Length of employment:	12 years 6 months	Location:	Woodland, PA

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

To pay for parts/supplies for future work and installations for customers.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,432.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390155	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390155. Member loan 390155 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Sprint Nextel Corp.	Debt-to-income ratio:	8.22%
Length of employment:	12 years	Location:	Overland Park, KS

Home town:	bellevue
Current & past employers:	Sprint Nextel Corp.
Education:	university of kansas

This borrower member posted the following loan description, which has not been verified:

Loan is for additional lending capital for a pawn shop we opened 7 months ago. All start up costs have been paid and loan is for capital to make additional loans. If you have read anything about the pawn shop industry you know business is booming. We find ourselves needing more capital to make additional loans - loans that are backed up with collateral that we hold at our shop. The collateral is extremely liquid and is worth a minimum of 165% of the amount we make the loan on. Our interest rate? 180% APR!!!. 56% of Americans live paycheck to paychedk. 20% of the United states population does not have a bank. Lending and credit services are provided to individuals who do not have cash resources or access to credit to meet short term cash needs.The pawn shop will also provide services to people who are unable (or unwilling) to do business with commercial banks. Pawn shop will offer non-recourse loans collateralized by tangible personal property such as jewelry, consumer electronics, tools, sporting goods, musical instruments, etc. Our current loan average loan amount is $130.00 at an interest rate of 15% per month (180 % APR) The pawn shop will hold the merchandise for 60-90 days, giving the borrower time to repay the loan amount plus interest. Statistically, 15-20% of pawn shops customers do not repay the loan, which allows the pawn shop to generate additional profit (In Addition To The Interest Charges) from the items resale. Since the loan amount is based on 30% of the items market value, defaulted loans can be one of the shops biggest profit generators. A typical loan at a pawn shop is for $100.00 and is secured by a household item worth $200.00. If the loan is not repaid within 30 days the pawn shop gets to keep the item. With the on line auction site E-Bay, disposition of unclaimed loan merchandise is quite easy and profitable. Additional revenue soures for the shop are: Check cashing for people to cash checks who do not have a bank. We purchase gold and jewelry outright from people (gold is trading at an all time high, which has a lot of people selling their old rings and jewelry). WE BUY GOLD! We provide other financial services such as money orders, money transfers, tax preparation, prepaid phone cards, and Cricket prepaid phone plans. For more information on modern day, professional managed pawn shops check out this link: http://www.cashamerica.com/casham.html

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,606.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390159	$7,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390159. Member loan 390159 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,550 / month
Current employer:	Stanford University	Debt-to-income ratio:	15.01%
Length of employment:	1 year 9 months	Location:	Hayward, CA

Home town:	Smithtown
Current & past employers:	Stanford University, Columbia University, University of CA, Irvine, Creighton University
Education:	CUNY Bernard M Baruch College, Creighton University, SUNY at Oneonta

This borrower member posted the following loan description, which has not been verified:

I want to put money in a retirement fund by Apr 15 to deduct on 2008 income taxes. Rather than take the money out of savings, I would like a loan so I can ensure liquidity for emergencies. My AGI is in the 25% bracket, so the tax savings will more than offset the cost of the loan. I am a very reliable borrower. I have a secure position at a reputable institution. I have a good salary, plus a bonus. In addition, I receive a guaranteed pension payment from a prior employer, as well as rental income. I have always paid all my bills.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	53
Revolving Credit Balance:	$82,153.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390169	$8,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390169. Member loan 390169 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	Greatland Realty	Debt-to-income ratio:	13.75%
Length of employment:	1 year 2 months	Location:	Mira Loma, CA

Home town:	ontario
Current & past employers:	Greatland Realty
Education:	California State University San Bernardino

This borrower member posted the following loan description, which has not been verified:

Good afternoon, I would like a loan of $20,000 to consolidate my debt including my car loan. I would very much rather owe one institution/lender than several. This way I could also save on my car insurance, by not having to have full-coverage. Also, I do get paid cash but this has not affected my credit score since I have paid on time, not going to say always because there were two instances where I paid late, but not later than 15 days past the due date, and this was over a year. I'm responsible and in no manner will I misuse the money. I'm a college graduate, hence why I'm in debt, I used my credit cards for tuition, books, gas, meals, and supplies. I don't want to damage my credit, so debt consolidation is out of the question, so is bankruptcy. I don't believe in the easy way out, regardless the situation I made a conscious choice to use my credit cards even though it was for college. But now, I ask to have only one payment, it would facilitate making the payments, less of a headache. Please consider my request, I will be forever grateful.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,131.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390172	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390172. Member loan 390172 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Aerial Company	Debt-to-income ratio:	14.43%
Length of employment:	6 years 8 months	Location:	Marinette, WI

Home town:	Marinette
Current & past employers:	Aerial Company
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

loan for insulation in home and appliances

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	42
Revolving Credit Balance:	$15,341.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390193	$9,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390193. Member loan 390193 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Group Acumen	Debt-to-income ratio:	3.73%
Length of employment:	3 years	Location:	MILWAUKEE, WI

Home town:	Milwaukee
Current & past employers:	Group Acumen, Fiserv Inc., North Shore Bank
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I am seeking an auto loan to purchase a used Jeep Wrangler. My previous auto loan, through BMW Financial, was paid in full. Throughout my credit history I have never missed a payment on any of my accounts, ever.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$700.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 390205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390205	$9,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390205. Member loan 390205 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Infinite Systems Services Incorporated	Debt-to-income ratio:	9.66%
Length of employment:	3 years 6 months	Location:	Saint Charles, MO

Home town:	Irvington
Current & past employers:	Infinite Systems Services Incorporated
Education:	Western State College of Colorado

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, My wife and I having been waiting a very long time to be in a great position to take on a loan for a truck to pull our gooseneck horse trailer. The hobby we enjoy most in our lives is to go camping with our three horses and three dogs. We love nature and spending time with our animals. We are very responsible when it comes to taking care of our environment and so would only be using our truck for towing our trailer and hauling large items in it's bed. The only reason we need such a large one ton, 4 door truck is for its towing capability in pulling such a large trailer and for it's cab space to bring along our dogs, friends, and family to share in the fun and relaxation. We love the idea of buying from a private party so as to help them out at the same time as they help us save money by not going through a dealership. This is the same reason we would like to go through lending club. I would always prefer to have an individual make money off of my loan rather than an impersonal bank. As for our financial responsibility, we are very reliable in paying off our debt. After a rocky start to our relationship about 8 years ago, we have taken great care and pride in our credit and financial situation. We have NEVER been late on a payment!! We would greatly appreciate the opportunity to do business with you. Thank you for considering us for your lending network. Sincerely, Jason Irwin

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	76
Revolving Credit Balance:	$1,813.00	Public Records On File:	1
Revolving Line Utilization:	27.10%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390228	$7,200	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390228. Member loan 390228 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,375 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	12.83%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:	Bradford
Current & past employers:	Wells Fargo
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

I live in SF. I really like the area, have been here for 3 years now. Want to buy a place in the city and am looking to reduce my debt to get my score over 750. I have a couple cards which have 20% and that is extremely high. Graduated at Univ. of Pitt with a B.S in C.S.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	62
Revolving Credit Balance:	$28,767.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390251	$24,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390251. Member loan 390251 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,425 / month
Current employer:	self	Debt-to-income ratio:	9.36%
Length of employment:	15 years	Location:	sherman oaks, CA

Home town:	Sun Valley
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Rachel. I am inquiring about a personal loan (preferably line of credit). I have been leasing the home that my 3 year old and I live in and have just been informed that the landlord is wanting and wiling to sell it to me. That's great news! I am looking for funds to use for a down payment. I am a single mom who is honest, loyal and trustworthy. I worked very hard to keep my credit in great shape and pay all of my bills in a timely and consistent manner. My mom recently passed away unexpectedly. Much of my nest egg was used to cover needs for her and that is the reason that I do not currently have all of the down payment that I would need. I have requested 20,000. However, I would be willing to take a lower amount if that amount is not approved. Thank you for your time and consideration. Sincerely, Rachel Oden

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$365.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 390255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390255	$4,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390255. Member loan 390255 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Sutter Memorial Hospital	Debt-to-income ratio:	11.56%
Length of employment:	2 years 6 months	Location:	Sacramento, CA

Home town:	Plesanton
Current & past employers:	Sutter Memorial Hospital, United States Airforce
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

2004 Ducati 999 purchase. I've had credit issues in my past including a bankruptcy, but I have made up for my past and have an excellent job now as a registered nurse and very little debt.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	8
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390268	$8,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390268. Member loan 390268 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Stubbs Alderton and Markiles LLP	Debt-to-income ratio:	13.53%
Length of employment:	11 months	Location:	Sherman Oaks, CA

Home town:	Rapid City
Current & past employers:	Stubbs Alderton and Markiles LLP, Hodgson Russ, LLP
Education:	SUNY Empire State College

This borrower member posted the following loan description, which has not been verified:

This loan is to consolidate two credit cards, and part of another. The only other debt that I have are students loans that are deferred until December 2011, and a vehicle lease through GMAC. Although the monthly payment for the $7000 loan will only be $237, I will be paying larger payments each month to pay the loan off faster.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,631.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 390289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390289	$12,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390289. Member loan 390289 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,583 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	3.01%
Length of employment:	2 years 6 months	Location:	ocala, FL

Home town:	Yorba Linda
Current & past employers:	Verizon Wireless
Education:	Central Florida Community College

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off 2 credit cards and some projects around the house. I need a fence around my house and new floors. Reasons to help me out i have been at me job for almost 2 and a half years this year i have made 22000 so far.at verizon i have been a top performer so i have good job security my house payment is only 750 i rent out my 2 spare rooms for 400 a piece

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,928.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390310	$7,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390310. Member loan 390310 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	City of Naperville	Debt-to-income ratio:	2.70%
Length of employment:	4 years	Location:	JOLIET, IL

Home town:
Current & past employers:	City of Naperville
Education:

This borrower member posted the following loan description, which has not been verified:

Purchase of used auto from private party.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,522.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 390322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390322	$24,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390322. Member loan 390322 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	MANTECH INTERNATIONAL CORP	Debt-to-income ratio:	7.25%
Length of employment:	5 months	Location:	Washington, DC

Home town:	Martinsville
Current & past employers:	MANTECH INTERNATIONAL CORP, Federal Bureau of Investigation (FBI)
Education:	University of Virginia (UVA)

This borrower member posted the following loan description, which has not been verified:

I'm saving a 1940's diner on the east coast and relocating it to the nation's capital-- Washington, DC to give it a good home and a new life. I've purchased it, and have the money to move it to DC, but need some additional funding to restore it, construct a foundation, and get the doors open. Photos available upon request. Thanks for helping make this happen!

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 390341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390341	$8,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390341. Member loan 390341 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Aqueduct LLC	Debt-to-income ratio:	10.70%
Length of employment:	12 years	Location:	Stafford, VA

Home town:	Havre De Grace
Current & past employers:	Aqueduct LLC, NV Waterproofing
Education:

This borrower member posted the following loan description, which has not been verified:

Awarded Government Contract for crawl space and exterior waterproofing job in Alexandria, Va. Would like to borrow funds to cover labor costs - job will pay 30 days post completion (have ratified contract, can forward to you, if necessary). Estimated completion date: April 25, 2009.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	73
Revolving Credit Balance:	$152,396.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390347	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390347. Member loan 390347 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,833 / month
Current employer:	Foley and Lardner LLP	Debt-to-income ratio:	11.07%
Length of employment:	3 years 3 months	Location:	Washington, DC

Home town:	Roanoke
Current & past employers:	Foley and Lardner LLP
Education:	Johns Hopkins University

This borrower member posted the following loan description, which has not been verified:

The principal to be used for immediate card repayment. I am already paying twice the estimated monthly repayment of approx. 550, so I should be able to pay this note easily, and most likely early. I have not been using my cards for 6 months, but the high interest rates are becoming a barrier to lowering my overall balance. I have chosen to take this loan route instead of pulling money from my 401k in the form of a loan, as reducing my retirement gains is not acceptable in a down market, and does not force me to alter my spending habits. If living on a budget is in style, then I am very stylish at the moment. I am very happily employed in a very safe legal area (our firm is STILL growing in this environment), and can forsee no problems with repayment.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,166.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390348	$3,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390348. Member loan 390348 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Horizon House	Debt-to-income ratio:	3.42%
Length of employment:	2 years 6 months	Location:	plymouth meeting, PA

Home town:	Tulare
Current & past employers:	Horizon House
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to pay for the down payment of a new apartment.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 390382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390382	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390382. Member loan 390382 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Research Foundation	Debt-to-income ratio:	8.46%
Length of employment:	3 years 10 months	Location:	TONAWANDA, NY

Home town:	Kijabe
Current & past employers:	Research Foundation, Eastern Nazarene College, GeoLabs Inc.
Education:	Eastern Nazarene College, SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

I am a neuroscience student at the State University of New York at Buffalo currently pursuing my masters. I will have my degree conferred within the next six months and am very optimistic (due to recent interviews and various job searches) that I will land a good and well paying job. As with most people in today's economy, I have been entangled in the snare of the downturn. Due to funding issues, my stipend which provided for extra income for living and other expenses has been suspended and will most likely not be reinstated before I graduate. I have no blemish in my credit past; I always pay on time, I always pay equal to or greater than the minimum due and I have never defaulted on any payments. In summary, please note that I have a healthy credit past, the situation I am in is just temporary and of even greater significance - I hold, with your help, a great earning potential when I graduate Thank you.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,711.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390401	$12,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390401. Member loan 390401 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Harkins	Debt-to-income ratio:	11.35%
Length of employment:	4 years 6 months	Location:	Tempe, AZ

Home town:	Prescott
Current & past employers:	Harkins
Education:	Collins College

This borrower member posted the following loan description, which has not been verified:

I currently have the opportunity to invest in a new and upcoming movie, the initial investment is 20,000.00 however the return will be greater. The genre of the movie is "slasher" it falls into a category of the movie going market that has a very loyal fan base and often becoming what is known as a ?Cult Classic?. The movie has a few well known actors that will be starring in it, one of those actors is Kane Hodder who would be best know as Jason from the movies; Jason X (2001), Jason Goes to Hell: The Final Friday (1993), Friday the 13th Part VIII: Jason Takes Manhattan (1989), Friday the 13th Part VII: The New Blood (1988). The movies director and production coordinator are moving this straight to DVD & Blu-Ray as to open the market right up for the viewers. The movie will be produced by late 2009 and seeing income as soon as October. As for myself I am a very responsible person and will stake my name on this project, you have my word I will make every payment, never be late, and always follow through. This is an investment for both you and me, let?s take this opportunity and earn from it. -Matthew Dezendorf

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,850.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390435	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390435. Member loan 390435 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,292 / month
Current employer:	Cookport Coal Co Inc.	Debt-to-income ratio:	5.06%
Length of employment:	3 years 3 months	Location:	Punxsutawney, PA

Home town:	Punxsutawney
Current & past employers:	Cookport Coal Co Inc., Burke & Sons Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to build a garage.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,662.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390436	$22,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390436. Member loan 390436 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,667 / month
Current employer:	sysco food service	Debt-to-income ratio:	20.46%
Length of employment:	13 years	Location:	torrance, CA

Home town:	van nuys
Current & past employers:	sysco food service
Education:	southern california university

This borrower member posted the following loan description, which has not been verified:

Looking to cosolodate credit cards into a single payment

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,604.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390484	$2,650	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390484. Member loan 390484 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	O'Charley's	Debt-to-income ratio:	1.20%
Length of employment:	1 month	Location:	Orlando, FL

Home town:	New York
Current & past employers:	O'Charley's, Bubbalou's BBQ
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

Buying a used 1999 Kawasaki Vulcan 800.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$497.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390492	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390492. Member loan 390492 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Chancellor Properties	Debt-to-income ratio:	21.91%
Length of employment:	4 years 2 months	Location:	Camden, NJ

Home town:	Camden
Current & past employers:	Chancellor Properties
Education:	Peirce College, Camden County College

This borrower member posted the following loan description, which has not been verified:

I have always thought about the future but my plans were always hazy at best. But now as the ticking of the minute hand of time ticks louder than before I want to solidify that haze into a true picture of Kodak quality.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,494.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390500	$8,400	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390500. Member loan 390500 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Wells Fargo-Wachovia	Debt-to-income ratio:	14.20%
Length of employment:	5 years	Location:	TUSCARORA, MD

Home town:	Hudson
Current & past employers:	Wells Fargo-Wachovia, PNC Financial Services Group, First Data Corporation, Digital Equipment Corporation
Education:	Northeastern University, University of Massachusetts-Lowell

This borrower member posted the following loan description, which has not been verified:

Low Mileage

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	33
Revolving Credit Balance:	$164,861.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390501	$19,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390501. Member loan 390501 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	RETIRED KCFD / LOWES	Debt-to-income ratio:	18.85%
Length of employment:	3 years 2 months	Location:	RAYMORE, MO

Home town:	KCMO
Current & past employers:	RETIRED KCFD / LOWES, PENSION/ KCFD
Education:

This borrower member posted the following loan description, which has not been verified:

i would like pay off cards and for work aroud the house

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,667.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390502	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390502. Member loan 390502 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	scripps memorial hospital	Debt-to-income ratio:	3.67%
Length of employment:	2 years	Location:	CORONADO, CA

Home town:	Florence
Current & past employers:	scripps memorial hospital, american mobile, cross country, blair e batson children's hospital
Education:	University of Mississippi Medical Center

This borrower member posted the following loan description, which has not been verified:

I am looking for small loan to provide upfront money to move into a home. Although I make great money as an E.R. nurse, I foresee the need for several thousand dollars to make a new house a home, while still finishing my lease where I live now. I fully expect to pay back the loan in full within a year.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	11
Revolving Credit Balance:	$3,048.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390507	$12,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390507. Member loan 390507 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	so cal mulch inc.	Debt-to-income ratio:	20.74%
Length of employment:	5 years 1 month	Location:	ONTARIO, CA

Home town:	Richland
Current & past employers:	so cal mulch inc., Sherry Lee Collins, Esq.
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

I would like to purchase a used vehicle for $12000.00. The low blue book value of this vehicle is $13900.00. I am prepared to pay this loan back in full in one year and a half.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$94,064.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390508	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390508. Member loan 390508 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	Taylor Olson Adkins Sralla & Elam, LLP	Debt-to-income ratio:	18.87%
Length of employment:	7 years 8 months	Location:	Fort Worth, TX

Home town:	San Antonio
Current & past employers:	Taylor Olson Adkins Sralla & Elam, LLP, Morris Lendais Hollrah & Snowden, PC
Education:	University of Houston, Houston Community College System

This borrower member posted the following loan description, which has not been verified:

I will use the loan to payoff the following debts: GE Money $2,400 currently at 24.99% GM visa $3,800 at 27.99% Bank of America Visa $4,600 at 18.99% Citifancial (Rooms to Go) $1,100 24.99% 2008 IRS Tax Liability $3,000 (or other debt if IRS has low interest rate that I will pay off by 12/09) I have a few other short term debts at high interest that I will pay off in the next few months. Other debt is on low interest cards. What created this terrible debt is investing too much property improvement at my home on Post Ridge Dr. Those improvements (mostly a $30,000 landscaping project) created a situation where my bills cost more than what I earned each month! I recently sold that home and my absolute determination is to be debt free in 4 years! Thank you for the opportunity to get a low interest loan and get it paid back in an aggressive yet reasonable amount of time.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,542.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390554	$5,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390554. Member loan 390554 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,919 / month
Current employer:	Avalon Technology	Debt-to-income ratio:	1.96%
Length of employment:	2 years 9 months	Location:	arlington, VA

Home town:	Bombay
Current & past employers:	Avalon Technology, Telos Corporation , Ashburn VA
Education:	BS, Electrical Engineering SGGS college of Engineering and Tech, MS , Telecommunications , University of Maryland , College park , MD

This borrower member posted the following loan description, which has not been verified:

We have a event management company and we are doing 10 big shows in 10 cities in USA. Each show cost is 13K to us and we have sold 6 shows already making 4k per city. We need initial seed money to pay the major TV channel from which we have bought the rights . We need money for doing show in our own city , washington DC . This is our first time trying on Lending Club , but this project has already made money , we just need some money to pay the TV channel to get started.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	27
Revolving Credit Balance:	$4,233.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390651	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390651. Member loan 390651 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Girard Engineering	Debt-to-income ratio:	5.18%
Length of employment:	10 years 8 months	Location:	ROUND HILL, VA

Home town:
Current & past employers:	Girard Engineering
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

I will use the loan to pay for the above referenced vehicle. Thank you.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,821.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390660	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390660. Member loan 390660 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,717 / month
Current employer:	Computers Unlimited	Debt-to-income ratio:	17.33%
Length of employment:	5 years 6 months	Location:	Palmer, AK

Home town:	Philadelphia
Current & past employers:	Computers Unlimited
Education:	The University of Montana

This borrower member posted the following loan description, which has not been verified:

We purchased a piece of property last year that we intended to build a home on. It was owner-financed, with a balloon payment due at the time we obtained a construction loan to build the house. We're not ready to build at this time, but need to pay the balance due to the previous owner. We have sufficient income and secure jobs to make the loan payments, but can not obtain a bank loan on this lot because there is currently an older mobile home on it.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,828.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390662	$7,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390662. Member loan 390662 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Access Plans USA	Debt-to-income ratio:	3.85%
Length of employment:	9 months	Location:	Flower Mound, TX

Home town:	Opelika
Current & past employers:	Access Plans USA, MailSouth, Protective Life Corp
Education:	University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

Taxes from contracting work as a software engineer for 2008 exceeded expectation and allocated funds for payment. Shoring up the difference up front to avoid heavy interest penalty from requesting extension or payment plan from IRS.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	54
Revolving Credit Balance:	$14,179.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 390664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390664	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390664. Member loan 390664 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	State of California	Debt-to-income ratio:	3.97%
Length of employment:	15 years	Location:	SACRAMENTO, CA

Home town:	Sacramento
Current & past employers:	State of California, Lassman-Weber Communications, Qwest, Manatt, Phelps, Phillips
Education:	Point Loma Nazarene University

This borrower member posted the following loan description, which has not been verified:

Is this the lowest rate you can go? I am shopping for a 7 percent fixed for 36 months. Thank you.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,835.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390669	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390669. Member loan 390669 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,583 / month
Current employer:	Citi	Debt-to-income ratio:	7.12%
Length of employment:	3 years	Location:	WATERTOWN, MA

Home town:
Current & past employers:	Citi
Education:

This borrower member posted the following loan description, which has not been verified:

The loan will be used to purchase an engagement ring.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	43
Revolving Credit Balance:	$7,629.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390671	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390671. Member loan 390671 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Process Control Specialties, Inc.	Debt-to-income ratio:	13.45%
Length of employment:	10 years 2 months	Location:	Jersey Shore, PA

Home town:	State College
Current & past employers:	Process Control Specialties, Inc.
Education:	Lycoming College

This borrower member posted the following loan description, which has not been verified:

Hello, I am consolidating several smaller credit card balances into one loan. The interest rates on my cards aren't that bad, as my credit score and history are excellent, but lately with the current financial tom-foolery going on I've been thinking a lot about our banking system. I decided if someone is going to make a profit lending ME money, I'd rather it be real people rather than a bunch of rich fat-cat in a fancy office skimming off the top. So, I'm collecting my credit card debt (the debt that I don't have at 3.9% fixed for the life of the balance) into one payment. I take my debt very seriously, and have had revolving credit lines in good standing since I was 16 (a $300 balance capital one credit card!). I have been with my current job since 1998. My bills primarily consist of a car loan, and a few credit card bills. My wife and I have housing paid for by our company (she works with me), so we have a very good debt to income ratio and put as much as we can into savings every month. I've considered using our savings to pay down debt, but up until recently we were making more in investments than we were paying in interest. We'll see what the future holds. I'd pay off corporate debt before I'd pay off this LendingClub loan (which only has a three year term, which is a fairly insignificant amount of time in the big picture).

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,199.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390720	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390720. Member loan 390720 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Scottel Voice and Data	Debt-to-income ratio:	1.39%
Length of employment:	6 years 6 months	Location:	Encino, CA

Home town:
Current & past employers:	Scottel Voice and Data
Education:	International American University

This borrower member posted the following loan description, which has not been verified:

Hi- I am trying to plan my dream wedding. I am earning a great annual salary. Thanks for your understanding and help

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,215.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390727	$9,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390727. Member loan 390727 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,796 / month
Current employer:	Never Quit Enterprise, Inc	Debt-to-income ratio:	15.54%
Length of employment:	11 months	Location:	Mountain Home, AK

Home town:	SanDiego
Current & past employers:	Never Quit Enterprise, Inc
Education:	University of Maryland

This borrower member posted the following loan description, which has not been verified:

I would like to obtain a consolidation loan to consolidate some unsecured debt. I am not behind on my payments, but would just like to have one payment. My credit score is about 660, not great. but not the worst either.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	62
Revolving Credit Balance:	$5,079.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390728	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390728. Member loan 390728 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Soukup & Schiff, LLP	Debt-to-income ratio:	15.87%
Length of employment:	1 year 2 months	Location:	Los Angeles, CA

Home town:	New Rochelle
Current & past employers:	Soukup & Schiff, LLP, Law Offices of Peter N. Price, P.A., 20th Century Fox Film Corp.
Education:	University of Miami, Hofstra University, Southwestern University School of Law

This borrower member posted the following loan description, which has not been verified:

I own Torchia Law Group, P.A., and will be acquiring certain business assets of The Law Offices of Peter N. Price, P.A., in Hollywood, FL. I am an attorney licensed in Florida, California and New York. I am looking to obtain financing to cover initial operating expenses. The assets I will be acquiring have generated approximately $40,000.00 per month over the previous 2 years. Overhead expenses are approximately $32,000.00 per month.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	77
Revolving Credit Balance:	$48,261.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390743	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390743. Member loan 390743 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,846 / month
Current employer:	Character Translations, Inc.	Debt-to-income ratio:	5.69%
Length of employment:	5 years	Location:	Aston, PA

Home town:	Chester
Current & past employers:	Character Translations, Inc., The Franklin Mint, Inc., Accuweather, Inc.
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

This loan is to pay off two remaining items found on my credit reports. Both are medical expenses incurred many years ago that I was not aware my insurance had not covered. These open accounts total $643. I will also use this money to replace my current vehicle with a 1994 Chevy Blazer that is being sold for $1500. Other expenses, such as title transfer and minor repairs, will be paid using this loan. The remaining portion of this loan will pay off my current Visa credit card (which is in good standing), and finance my move to a location that is in closer proximity to my place of business. My current commute is approximately an hour (or more), and I would like to reduce that time to at least half. I have a steady job which has not been adversely affected by the current economic crisis. So, I could accomplish all of these things over time. However, the need for a different vehicle is great, and I am unable to secure a loan on my own without a co-sign. This would be a viable option, but my family does not have the credit history to facilitate this.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$445.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390745	$11,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390745. Member loan 390745 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	e-technical	Debt-to-income ratio:	2.03%
Length of employment:	2 months	Location:	SAINT PAUL, MN

Home town:
Current & past employers:	e-technical
Education:

This borrower member posted the following loan description, which has not been verified:

Loan for a 2003 Subaru impreza wrx

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,068.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390765	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390765. Member loan 390765 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Rummel Klepper and Kahl	Debt-to-income ratio:	0.36%
Length of employment:	3 years 3 months	Location:	BALTIMORE, MD

Home town:	Providence
Current & past employers:	Rummel Klepper and Kahl, Cataldo Associates
Education:	Rensselaer Polytechnic Institute (RPI)

This borrower member posted the following loan description, which has not been verified:

I will be purchasing a vehicle on April 18th for a total of $19,150. I need a loan for 10,000 of the total amount and will be paying the rest myself upfront. I am looking for a 36 month loan, and will likely pay it back before then.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,858.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390769	$5,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390769. Member loan 390769 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Clearwater Technical Group	Debt-to-income ratio:	2.25%
Length of employment:	1 month	Location:	Orofino, WA

Home town:	Orofino
Current & past employers:	Clearwater Technical Group
Education:	Bellevue University

This borrower member posted the following loan description, which has not been verified:

I have been an independent consultant for the past 3 years. I specialize in IT work, specifically Oracle consulting. Somehow I have found myself in a great niche providing assistance to colleges and universities using a specific software product. As an independent contractor, I have worked with several schools including UCLA, Texas A&M, UCSB, and the University of Idaho. I have decided to transition into an LLC to legally separate my personal assets from the business, as well as have the ability to expand through hiring employees. In the transition I have been using personal funds to finance the startup, but I am finding that this is becoming more and more confusing trying to track payments made for the business versus my own personal expenditures. We have already signed our first official contract with the University of Virginia, and there appears to be a number of others that are close signing. The business has very little overhead, aside from occasional travel to client locations (although that is usually paid for by the client), advertising, support staff (there is currently one part-time sales representative and one part-time office manager), and typical office supplies. As a tech company, our employees all telecommute, so there are no fancy offices to eat away at our profits. For more information about our services, visit http://www.clearwatertg.com. Over the past 3 years, I have steadily grown my reputation and income. Last year, as an independent consultant, I earned approximately $65k from these contracts. That was working in this capacity only part-time (I am also a part-time employee for a technical training company, which brought my total annual gross income to $95k). I have already earned $26k this year, far outpacing last years total by this time. Due to contracts already in place, this income will not be paid to the business, but it does represent a trend that describes a continued growth in the same type of business. All new contracts, however, will be signed under the business.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,066.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390774	$12,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390774. Member loan 390774 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	The Finishline	Debt-to-income ratio:	4.04%
Length of employment:	3 years	Location:	BRICK, NJ

Home town:	dunellen
Current & past employers:	The Finishline, National Legacy Group, Footlocker
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I will use this money to consolidate some old credit cards. These cards have high interest rates and I no longer use them. I would like to get rid of the debt in 36 months so I can look to buy a house. All my accounts are current and payments are always on time. The only reason for the loan is to consolidate my payment and get out of debt much sooner.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,805.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390776	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390776. Member loan 390776 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,000 / month
Current employer:	SMBC	Debt-to-income ratio:	10.93%
Length of employment:	1 year 9 months	Location:	Bronx, NY

Home town:	Zamboanga City
Current & past employers:	SMBC, ABN AMRO
Education:	De La Salle

This borrower member posted the following loan description, which has not been verified:

I'm currently the sole bread winner of my family with 2 children. My wife is a Registered Nurse and unable to work because of unavailability of work permit. The loan will be used for payment of processing and legal fees that will help her get the work permit within 60 to 90 days. She has a pending job offer in one of the hospitals in Manhattan but couldn?t start her work, not until she gets the work permit. My credit score has always been more than 700 until it was negatively affected by the recent streamlining of the credit limit by most of the banks. You can check my credit report which will show you that I have been faithfully paying my financial obligations on time. This loan, if granted will almost guarantee an additional annual gross income of not less $60,000.00 for my family.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,978.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390795	$6,725	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390795. Member loan 390795 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.18%
Length of employment:	9 years 4 months	Location:	Edison, NJ

Home town:	Edison
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Buying a vehicle from an individual.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390821	$25,000	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390821. Member loan 390821 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	OCF Green Ventures, Inc.	Debt-to-income ratio:	10.00%
Length of employment:	3 months	Location:	Las Vegas, NV

Home town:
Current & past employers:	OCF Green Ventures, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Fund a Revolutionary Clean, Green, Solar Energy & Shade Start-up!!! OCF Green Ventures, Inc is a Las Vegas, Nevada based corporation dealing in the new and revolutionary green energy-generation/shade-industry, offering large and small shade structures incorporated with the most advanced discovery of solar photovoltaic materials, which will generate clean, green energy from the sun above while protecting everything below them. OCF Green Ventures products combine form with function to create beautiful large and small tension-fabric shade structures, umbrellas, awnings, and canopies that have countless applications. Uses range from window awnings, pool shades, and umbrellas at private residences to large shade structures at parking lots, car washes, restaurants, shopping malls, schools, government buildings, and virtually anywhere else. Our products offer not only superior ultra violet sun blocking as well as protection from wind and rain but also the most technologically advanced, economical and innovative green energy generation solution. The corporation's principals are all solid, responsible credit worthy and experienced business men. More info at: http://sites.google.com/site/ocfgvcleanenergyshade/

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,762.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 390849

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390849	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390849. Member loan 390849 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Hennepin County Medical Center	Debt-to-income ratio:	14.93%
Length of employment:	1 year 7 months	Location:	Hastings, MN

Home town:	Minneapolis
Current & past employers:	Hennepin County Medical Center
Education:	Jamestown College

This borrower member posted the following loan description, which has not been verified:

I am looking for lower interest loan to move the remaining balance on my year old prosper.com loan to which is currently at 16% interest. I have a stable job in healthcare IT supporting core infrastructure in an already under staffed dept. I've never missed a payment on my prosper loan and for that matter in general as my credit history shows. I don't own a house which is probably just as well in this market as I want to get the rest of this balance paid off before buying one. My living expenses are cheap as I split rent with another person ($295/month) and my income is proportionally high at $75k/yr. I have a small car payment on a 2 year old gas sipping vehicle at $261/month. I have no credit cards with balances except for $2200 on a bestbuy card which has no payments/interest until 2012 and will be paid off long before then. Much like my current prosper loan I plan to just put this one on auto-pay and let it pay itself down.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,300.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390861

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390861	$12,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390861. Member loan 390861 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Oracle Corporation	Debt-to-income ratio:	24.88%
Length of employment:	12 years 9 months	Location:	Denver, CO

Home town:	Denver
Current & past employers:	Oracle Corporation
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

I have been working hard to pay down my credit card debt and have paid off almost $3000 in the past year. I have one card at an interest rate of 29.99% and it is hard to make any forward progress. This loan will allow me pay down my high interest debt more quickly so I can get to my goal of living debt free. Other than my outstanding debt, I have good credit and meet all my monthly obligations on time. My debt is preventing me from building up an adequate emergency fund which is also one of my primary financial goals. I believe in the power of social lending and hope that once I have repaid my debts that I can participate as an investor.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,311.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390865	$6,250	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390865. Member loan 390865 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Self-Employed	Debt-to-income ratio:	21.43%
Length of employment:	3 years 2 months	Location:	East Lansing, MI

Home town:
Current & past employers:	Self-Employed
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

I currently own a professional development company that trains special education and general education teachers. It has been in existence for three years and experienced a 520% rate of growth in the past 14 months. The Federal government ties money to compliance with regulations so my training has become a necessity for schools. The ARRA stimulus package will more than double the annual federal dollars given to my state. However, there are strict guidelines for how the money can be spent. There are five main areas were federal money can be spent. My current company falls within 2 of these 5 areas. A new website that is currently in development, and slated to go live in August, 09, will meet another 2 of the areas so that I will offer a program that meets 4 of 5 potential spending categories. This nearly guarantees that schools will funnel some of their ARRA money to my company. Teachers will use the website 1) to network with others around the state--sharing lesson plans and assessment tools, and collaborating to create projects, and 2) to streamline paperwork and facillitate input from everyone involved in a student's progress. Administrators will use the website 1) to ensure teacher compliance with regulations, and 2) to communicate with staff and parents. I have presented to nearly 2,000 teachers and administrators this past year and this website has arisen directly from their requests for a technological tool that overcomes major obstacles in our education system. This loan will allow me to have the final components of the website built as well as hiring additional staff to handle my growing client list.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,094.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390883	$1,925	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390883. Member loan 390883 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Iowa State University	Debt-to-income ratio:	18.28%
Length of employment:	24 years 6 months	Location:	Orem, UT

Home town:	Dakota City
Current & past employers:	Iowa State University
Education:	University of Iowa

This borrower member posted the following loan description, which has not been verified:

My son and daughter-in-law are in school in Utah and have seen a huge jump in rent at their current residence. They have found a new apartment and are ready to move in at the end of the month. However they need $1600 to break their lease. I am a co-signer on the lease but right now the economy is to bad for me to give them the money. I have spoken to the management myself and they are unwilling to let them pay at the end of the month when I could help them. They are also expecting an 11k loan in mid-May when the summer semester begins.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,210.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 390885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390885	$1,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390885. Member loan 390885 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Robinson Nevada Mining Corp.	Debt-to-income ratio:	1.49%
Length of employment:	1 year 6 months	Location:	Ely, NV

Home town:	Tampa
Current & past employers:	Robinson Nevada Mining Corp., Reed, Inc
Education:	Great Basin College

This borrower member posted the following loan description, which has not been verified:

I just heard that my uncle is wanting to sell the very same drum set I played for years while growing up. Considering that it's a vintage Tama 7 pc. kit with all stands, cymbals, and accessories, he may sell it to someone else before I have enough saved up. I tried to arrange smaller payments, but he insists upon on a 1 time payment of the full amount in cash.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,914.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390897	$10,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390897. Member loan 390897 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	St.Alexius Hospital	Debt-to-income ratio:	20.55%
Length of employment:	28 years 3 months	Location:	St. Louis, MO

Home town:	chicago
Current & past employers:	St.Alexius Hospital, Forest Park healthcare SVCS
Education:	Saint Louis Community College-Forest Park

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some bills credit cards and loans off and have just one extra loans some I want have to keep living from payday to payday with no extra money in return. I am good with paying my debts I just have to many at this time. I'm not looking for a hand out just a hand. Thanks.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,996.00	Public Records On File:	1
Revolving Line Utilization:	97.50%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390906	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390906. Member loan 390906 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,659 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	8.34%
Length of employment:	5 years 6 months	Location:	Hoover, AL

Home town:	Birmingham
Current & past employers:	Costco Wholesale, Sears and Roebuck
Education:	Jeff State Comm.,UAB,Bessemer Tech

This borrower member posted the following loan description, which has not been verified:

Hello. I would like to say thank you for this opportunity to help me move foward to the american dream of life. I am looking into purchasing a home and furnishing it. I also would like to consilidate credit card debt. I am about to get married so I want to have a home for my family. Thank you again.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,178.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391013	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391013. Member loan 391013 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Vespa Sarasota	Debt-to-income ratio:	7.92%
Length of employment:	2 years 11 months	Location:	Sarasota, FL

Home town:	Sussex
Current & past employers:	Vespa Sarasota, Vespa Tampa
Education:	Brighton College of Technology

This borrower member posted the following loan description, which has not been verified:

I have an oppurtunity to buy an established business that I currently manage and has been trading and growing for almost 3 years. I am requesting a loan amount of $15,000 which will be used along with $10,000 of my own savings to purchase 50% of the business, leaving me an option to buy the remaining 50 % over the next 5 years.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,918.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391020	$7,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391020. Member loan 391020 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	City of Greenville	Debt-to-income ratio:	6.98%
Length of employment:	15 years 3 months	Location:	greenville, OH

Home town:	Greenville
Current & past employers:	City of Greenville
Education:

This borrower member posted the following loan description, which has not been verified:

Paying off credit cards.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	59
Revolving Credit Balance:	$9,144.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391046	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391046. Member loan 391046 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	7.23%
Length of employment:	1 year 9 months	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

My sister is getting married in May. She has to pay for her whole wedding herself as our parents aren?t able to contribute anything. I would like to be able to help her with the wedding as I?m the only family left she can count on. Source of payment for the loan: After tax monthly salary: $3,805 -Rent $1592 -Household Expenses $180 =$2,033 a month for living expenses and debt payment Other source of payment is $25,000 settlement scheduled for payment in FY2009. Thank you for all of your help! And thank you for helping my sister make her wedding dreams come true.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,965.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391056

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391056	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391056. Member loan 391056 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	RBS Sempra Commodities	Debt-to-income ratio:	2.00%
Length of employment:	5 years	Location:	Stamford, CT

Home town:	Stamford
Current & past employers:	RBS Sempra Commodities, General Electric
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

I would like to borrow $10,000.00...I think I am a very good risk... I will be able to pay it back in 3 years I have gotten myself a little over extended with credit card bills....I recently got engaged to the woman of my dreams....but I spent too much on the engagement ring... I bring home $3,700.00 a month in income Following are my expenses: Student Loan $115.00 Rent $1,500.00 Cell Phone $120.00 Cable/phone/Internet $175.00 Electric $120.00 Gas and Auto Maint $150.00 Food and Beverages $500.00 Misc. Expenses Entertainment 320.00 Total Expenses equal $3,000.00 This leaves me $700.00 a month for my credit card bills....I am putting the whole $700.00 towards all my bills.....which leaves me no room to error With a loan from you....for a 3 years period and at lets say 12%.....I would be paying $335.00 a month and be able to save some cash for our future. Also, as soon as we move in together these expenses will be reduced Thanks and I look forward to hearing from you Tom

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,462.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391075	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391075. Member loan 391075 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Predictive Dialers	Debt-to-income ratio:	9.81%
Length of employment:	2 years 11 months	Location:	Provo, UT

Home town:	Livingston
Current & past employers:	Predictive Dialers, Desert Springs Communities
Education:	The University of Tennessee

This borrower member posted the following loan description, which has not been verified:

Need to acquire a loan to pay off credit cards, invest, and home improvment.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,335.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391078	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391078. Member loan 391078 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	0.60%
Length of employment:	2 years 11 months	Location:	San Jose, CA

Home town:	San Diego
Current & past employers:	US Postal Service (USPS), Transportation Security Administration, Cypress Semiconductors
Education:	San Jose-Evergreen Community College District

This borrower member posted the following loan description, which has not been verified:

Looking to finance a $6000 used motorcycle from either a used dealer or a person posting on craigs list. Last Fico score was on April 1, 2009 with a score of 744 with Equifax. I have a 10 year credit history.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	39
Revolving Credit Balance:	$297.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391084	$19,200	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391084. Member loan 391084 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	DIRECTV Group Inc.	Debt-to-income ratio:	0.32%
Length of employment:	1 year 2 months	Location:	Sacramento, CA

Home town:	Burbank
Current & past employers:	DIRECTV Group Inc.
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I am looking to get a loan to fulfill my dream of opening my own business. The business will be a local art gallery coffee house in the heart of Sacramento's Midtown art district. My business will be called Local Creations and will exclusively showcase local artists. Local Creations will showcase locally made works of art including: paintings, photography, pottery, blown glass, jewelry, clothing, drawings, etc. Local Creations will also offer a wide variety of coffees, teas, baked goods, and sandwiches with the freshest ingredients from local suppliers. As well as, striving to be a leader in the art and coffee community Local Creations will also strive to better the surrounding neighborhood by providing free art lessons to local children and having art supply drives for local schools. The money from this loan will be used for Working Capital, Capital Expenditures, and Inventory.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	25
Revolving Credit Balance:	$260.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391087

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391087	$11,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391087. Member loan 391087 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Wyatt Enterprises	Debt-to-income ratio:	23.35%
Length of employment:	14 years 10 months	Location:	winthrop, MA

Home town:	Winthrop
Current & past employers:	Wyatt Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

I am here to Consolidate my High interest debt.I just had another little girl and I want to make sure I am debt free sooner rather than later.These are my account balances Merrick Bank...2300.00 Cross Country Bank..1983.00 Circuit City...750.00 Hsbc...3200.00 Discover...2100.00 Chase...700.00 Recieving this Loan would greatly reduce my monthly payments and combine it all into one monthly payment.Thank you for your time and I look forward to working with you....Chris

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,160.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391088	$2,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391088. Member loan 391088 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Land's Landscape Maint.	Debt-to-income ratio:	13.20%
Length of employment:	6 years 2 months	Location:	Eugene, OR

Home town:	Rocky Mount
Current & past employers:	Land's Landscape Maint., Thompson Landscape, Camas Landscape, Awe-Home Repair
Education:

This borrower member posted the following loan description, which has not been verified:

Self-employed gardener looking for realiable personal truck. Looking for a loan to purchase a low mpg Toyota or Nissan pick-up. Family man with good credit and honest reputation. Just don't have the cash to get this done. Thanks.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,983.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391113	$12,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391113. Member loan 391113 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Pricewaterhouse Coopers	Debt-to-income ratio:	3.74%
Length of employment:	2 years 4 months	Location:	san francisco, CA

Home town:	san francisco
Current & past employers:	Pricewaterhouse Coopers
Education:	san jose state university

This borrower member posted the following loan description, which has not been verified:

I currently have $16,000 in debt related to credit cards which were used during the course of my four year off-campus stay at a university. My financial aid wasn't enough to cover these costs and as such I needed to use credit cards to pay for living expenses such as rent and food. I now have a full-time job as an accountant and am currently working towards paying off this debt. However, I am appalled with the 19% - 25% rate I am paying. Therefore, I am seeking a better rate so that I can pay my debt at a faster rate and become debt-free!

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	46
Revolving Credit Balance:	$6,214.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391135	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391135. Member loan 391135 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	Cambridge University Press	Debt-to-income ratio:	7.41%
Length of employment:	1 year 6 months	Location:	Brooklyn, NY

Home town:	Middlebury
Current & past employers:	Cambridge University Press
Education:

This borrower member posted the following loan description, which has not been verified:

I would very much like to consolidate and pay off a chunk of 3 different loans I have from my education, both Bachelor's and Master's degrees, so that I have only one payment I need to make each month and can save money on fees and interest over time.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1975	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	63
Revolving Credit Balance:	$693.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391146	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391146. Member loan 391146 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,362 / month
Current employer:	n/a	Debt-to-income ratio:	20.53%
Length of employment:	n/a	Location:	Liberty, SC

Home town:
Current & past employers:
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

I have two acres of land, in my Father's name, in South Carolina with a beautiful view of Table Rock Mountain. I've built a small cabin to live in, and now I'm trying to begin building an art studio. I graduated Clemson University in 2006 with a Bachelors Degree in Visual Art. I have a good full time Job, and have never defaulted on any type of loan. I did struggle with some credit card payments while in college, but that is very much in the past. I ask for your assistance in helping me begin my career as a Studio Artist. The money will be used to assist with the construction of the building. Thank You.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,142.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391173	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391173. Member loan 391173 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,675 / month
Current employer:	Boeing Company	Debt-to-income ratio:	3.87%
Length of employment:	1 year 3 months	Location:	Renton, WA

Home town:	Valdosta
Current & past employers:	Boeing Company
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

I am asking for this loan to cover a variety of debt. I would like to pay off 4 credit cards with balances of $4,700, $3,000, $1000, and $500. Also I would like to pay off my School Loan I have from acquiring my Electrical Engineering degree from Auburn University. I have roughly $700 a month to cover this loan without spending a dime more than I already do each month. My employment: I am a Manufacturing Engineer / Project Manager for Boeing working on the 737 New Generation Aircraft. I feel very secure with this company and I am fully employed. I plan on paying this loan off prior to the 36 month term. If you have any questions let me know.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,810.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391175	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391175. Member loan 391175 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Entertainment Partners	Debt-to-income ratio:	9.40%
Length of employment:	8 years	Location:	Alhambra, CA

Home town:	San Jose
Current & past employers:	Entertainment Partners, same as above
Education:	none

This borrower member posted the following loan description, which has not been verified:

i just want to pay off all credit cards and get rid of all the high interest, thank you.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,127.00	Public Records On File:	1
Revolving Line Utilization:	45.60%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391179	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391179. Member loan 391179 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,208 / month
Current employer:	bioMerieux	Debt-to-income ratio:	1.59%
Length of employment:	1 month	Location:	Saint Peters, MO

Home town:
Current & past employers:	bioMerieux, Walgreen
Education:

This borrower member posted the following loan description, which has not been verified:

Rate increase, looking to refinance.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,132.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391203	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391203. Member loan 391203 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	FCS Industries, Inc.	Debt-to-income ratio:	5.21%
Length of employment:	2 years 2 months	Location:	Oak Lawn, IL

Home town:	Burr Ridge
Current & past employers:	FCS Industries, Inc., Shepard, Schwartz & Harris LLP
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I am trying to get my life in order after a bout with alcoholism. To this end, I wish to relieve myself of the debt I have incurred over the years. Once I accomplish this goal, I will be able to progress personally, professionally as well as financially.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1971	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	8
Revolving Credit Balance:	$7,491.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391217	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391217. Member loan 391217 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,333 / month
Current employer:	fulton county fire department\royal holdings and associates	Debt-to-income ratio:	8.27%
Length of employment:	10 years	Location:	stockbridge, GA

Home town:	Fort Bragg
Current & past employers:	fulton county fire department\royal holdings and associates, royal holings and associates inc.
Education:	Kentucky State University

This borrower member posted the following loan description, which has not been verified:

I am acquiring additional funds to put with my own money to expand my business.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,581.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 391230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391230	$19,650	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391230. Member loan 391230 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,275 / month
Current employer:	First Trinity Evangelical-Lutheran Church	Debt-to-income ratio:	11.72%
Length of employment:	11 years 1 month	Location:	Pittsburgh, PA

Home town:	Baltimore
Current & past employers:	First Trinity Evangelical-Lutheran Church, John Huss Evangelical-Lutheran Church, MicroPower Systems, Inc.
Education:	Concordia College-Ann Arbor, Concordia Theological Seminary, Duquesne University, Pittsburgh Theological Seminary

This borrower member posted the following loan description, which has not been verified:

I am seeking to refinance a BoA line of credit that was originally used to pay for parochial school educational expenses. The original loan was through a different bank at a very favorable rate but has since been bought out by two banks (now BoA). Due to the recent economic crisis, and BoA lending practices, the interest rates have increased significantly. Your loan will enable me to put this loan repayment back within my original budget. I have been steadily employed in the same career for 19 years and at the same place of employment for the past 11 years. My credit rating is good and my credit reports show that I have never missed or been late on a payment. Keeping interest rates and payment schedules within my family's annual budget is important to my overall financial goals. I am thankful for lenders who appreciate stability a solid repayment record.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,620.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391247	$12,800	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391247. Member loan 391247 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	14.96%
Length of employment:	3 years	Location:	cedar park, TX

Home town:	Kalamazoo
Current & past employers:	JPMorgan Chase & Co., Wells Fargo Financial
Education:	Carthage College

This borrower member posted the following loan description, which has not been verified:

I am a bank manager that has very steady income but am trying to consol two credit cards together and become junk debt free. On my record I have two homes that are rental properties for me in MI. I am on them with my father so there is no risk there. My payback timeframe is 12-18 months for this loan.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	17
Revolving Credit Balance:	$24,769.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391263	$19,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391263. Member loan 391263 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$50,000 / month
Current employer:	The Vinland Group LLC	Debt-to-income ratio:	14.39%
Length of employment:	2 years 1 month	Location:	New York, NY

Home town:	New York
Current & past employers:	The Vinland Group LLC
Education:	McGill University

This borrower member posted the following loan description, which has not been verified:

I have been a practising attorney in New York City since 1984, with a practice that focuses on mergers and acquisitions, corporate finance and corporate, commercial and regulatory representation in the communications and media sectors. After twenty-four years of practice in a large law firm environment, I decided to form my own law firm. My recent historical client billings have averaged between $2.4 million and $3.2 million per year. Given the economic downturn, I am making a very conservative annual legal practice business model assumption of $1.5 million - $2.0 million in revenues and no more than $300,000 of overhead. I typically work only on retainer, and thereby avoid realization and collection problems. The loan would be used for cash flow balancing. Thank you for your consideration and attention.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	42
Revolving Credit Balance:	$952,013.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 391264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391264	$5,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391264. Member loan 391264 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,792 / month
Current employer:	sunridge nurseries	Debt-to-income ratio:	1.67%
Length of employment:	12 years 4 months	Location:	ARVIN, CA

Home town:	jalisco
Current & past employers:	sunridge nurseries, sunridge nurseries inc.
Education:	n/a

This borrower member posted the following loan description, which has not been verified:

the auto loan is to purchase a 2002 chevy thaoe from a private seller.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$805.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391299	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391299. Member loan 391299 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Design ITC	Debt-to-income ratio:	17.57%
Length of employment:	3 years 9 months	Location:	LOS ANGELES, CA

Home town:	Saigon
Current & past employers:	Design ITC
Education:	California State University Northridge

This borrower member posted the following loan description, which has not been verified:

I have two car payments under my name, however, both accounts ar paid by my parents and cousin. I let them use my credit to buy a car, and I can prove those payments are made by them.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	28
Revolving Credit Balance:	$11,877.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391319	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391319. Member loan 391319 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	douglas elliman	Debt-to-income ratio:	24.34%
Length of employment:	5 years	Location:	riverhead, NY

Home town:	brooklyn
Current & past employers:	douglas elliman
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

My income and credit is excellent.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$46,268.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391326	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391326. Member loan 391326 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	JTB Ventures, Inc.	Debt-to-income ratio:	13.25%
Length of employment:	n/a	Location:	Richmond, VA

Home town:
Current & past employers:	JTB Ventures, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

We recently launched our home healthcare company in a growing market and there are tremendous opportunities for gaining market share. Our team has a combined total of over 75 years of marketing and sales along with industry specific entreprenuerial and senior management expertise. These funds will allow me to contribute to the working capital of the company and we project revenues in excess of $250k during our first year. We recently obtained a Medicare Certification and will be providing services to the growing age population of 65 and over. This group will increase twice as fast as the general population between now and the year 2030. Despite the economy, our industry (healthcare) has increased in both revenues and job creation. With seasoned management and our great target market, we are positioned for longterm success.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	18
Revolving Credit Balance:	$55,837.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391348	$12,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391348. Member loan 391348 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Republic Airways Holdings	Debt-to-income ratio:	14.68%
Length of employment:	4 years 2 months	Location:	Crystal Lake, IL

Home town:	Lewisville
Current & past employers:	Republic Airways Holdings, Chicago Express Airlines
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Hi there! I just want to be free of my credit cards, so I want to quickly pay them off and close them out so I can take advantage of these low rates and finish saving up for my first home purchase this year. I'm a good person and have a great credit score!

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,663.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391365	$9,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391365. Member loan 391365 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Central Coast Sealcoating	Debt-to-income ratio:	7.30%
Length of employment:	10 years	Location:	Atascadero, CA

Home town:	Walnut Creek
Current & past employers:	Central Coast Sealcoating, Auto-Doc
Education:	Santa Barbara Business College-Santa Maria

This borrower member posted the following loan description, which has not been verified:

I have been in business 10 years. And I need one piece of equipment to stay in the competition. I plan on paying this back sooner if there are no penalties to do so. I am not running out of money but do not want to use all of my cash so I am looking here. Email me for any questions you have. Thank you so much. Mike I will be buying a 1500 gallon sealcoat tank so I can do some bigger jobs that I have lined up. I have the truck to put in on already just need the tank. The bigger the tank the more money you save when you go and buy the sealcoat. Thanks

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,951.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 391393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391393	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391393. Member loan 391393 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Altorfer Inc	Debt-to-income ratio:	16.62%
Length of employment:	37 years	Location:	Urbana, IL

Home town:	Cissna Park
Current & past employers:	Altorfer Inc
Education:	Nashville Auto Diesel College Inc

This borrower member posted the following loan description, which has not been verified:

My biggest dream is to see my son graduate from college. He is in need of some financial help and while I make a good living, I cannot provide the type of financial help he so much deserves. I am looking for this amount of money to make sure that he will be able to put it into savings and watch it grow while paying for college. I have been employed at the same company for 37 years and I own my own home. I pay for my cars and any other expenses in cash only and I have only taken out loans in the past that I know I can handle. The one advantage that I have is that my son and his wife will also be contributing to repayment of this loan. So, the great thing is, there will be three people making sure this loan is paid! I have a minimal amount of debt and what I do have is completely manageable. The way I look at is that education is the best investment you can make in life.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391398	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391398. Member loan 391398 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Swenson Company	Debt-to-income ratio:	17.71%
Length of employment:	8 years 4 months	Location:	San Diego, CA

Home town:	San Carlos
Current & past employers:	Swenson Company, Murrieta Valley Unified School District, Walt Disney Co.
Education:	Palomar College, Mt. San Jacinto College

This borrower member posted the following loan description, which has not been verified:

Potential Lenders: My name is Michael Swenson, I run and operate my company Swenson Company. www.SwensonCompany.com I have been in business for now over 8 years, have an excellent credit score and have been very successful with my business by adding an additional 10 to 20K each year in sales. I am a sole proprietor and in years past to start the company and fund it I have to apply for personal credit cards to which I had to max out, get small business loans with outrageous interest rates, etc... to buy equipment, for marketing and advertising and to operate the business. And to date I have paid off those credit cards and loans and closed those accounts. I make my payments, pay off debt and continue to reach my goals with my business each year. I currently have now nine thousand in new loan/credit debt that I would like to pay off and close for a lower interest rate with lending club and I need to add new equipment and update our marketing and added servicees of the company, which will cost about six thousand. I have 2 employees and work with about 25 other Independent Contractors in the same fields we do. Here is the break down of what we do. I am one of the Nations Leading Comedy Hypnotists. I perform for Corporate Events, Collage and High Schools across the Nation, I am an official NBA Half-Time Hypnotist, as well as perform on Cruise Ships, including Royal Caribbean and Celebrity Cruise lines. My Hypnosis site is www.Hypno.com I also work with some of the largest Agents in the US, www.HarmonyArtists.com , and www.Class-Act.com who book me around the world. I also run a Mobile DJ company in Southern California for Schools, Weddings and Corporate Events as well as run a Photography Company. www.LocationEvents.com With this money I will be able to eliminate my remaining high interest rate by consolidating and purchase the needed equipment to expand the business. Thank you for your investment consideration.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$22,329.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391422	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391422. Member loan 391422 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	self employed	Debt-to-income ratio:	2.24%
Length of employment:	20 years	Location:	Ickesburg, PA

Home town:	Quarryville
Current & past employers:	self employed, Loysville Structures
Education:	none

This borrower member posted the following loan description, which has not been verified:

we are doing business as Beilers Pretzels at a farmers market and are getting requests to come to carnivals and fairs in our local area. We found a trailer for sale in our local area that is set up and ready to make pretzels immediatly. This trailer is being sold due to death in the family. They are well known in our local area and the local community wants to see us buy the trailer and keep it in the local area with our experience. We also see this as a very profitable business. The farmers market web site is villagecraft.webs.com thank you in advance for considering this

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,435.00	Public Records On File:	0
Revolving Line Utilization:	88.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391438	$4,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391438. Member loan 391438 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	23.83%
Length of employment:	5 years 1 month	Location:	fairfax, CA

Home town:	Fairfax
Current & past employers:	Whole Foods Market, Sears Holdings Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

well to make a long story short. I got a credit card when i was 18 then i just went doen hillfrom there. now i have 5 credit cards that are maxed out , a personal loan and a car payment. i just want to pay them of and just have one bill instead of 7

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,071.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391455	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391455. Member loan 391455 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Hannebaum Grain Co., Inc.	Debt-to-income ratio:	2.44%
Length of employment:	3 years 7 months	Location:	Salina, KS

Home town:	Salina
Current & past employers:	Hannebaum Grain Co., Inc., Cargill, Inc.
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

I am planning on using the funds for home improvement. I am a reliable and responsible candidate for the loan for two reasons. The first reason would be that my credit scores are 696,710, and 699 respectively. Additionally, I earn enough monthly cash flow to repay the loan without any problem.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,318.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391479	$11,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391479. Member loan 391479 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Honlulu Fire Department	Debt-to-income ratio:	14.97%
Length of employment:	18 years 4 months	Location:	Kaneohe, HI

Home town:	Wailuku
Current & past employers:	Honlulu Fire Department
Education:	BYU Hawaii

This borrower member posted the following loan description, which has not been verified:

requesting loan to make some home improvements as well as pay off some bills.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,649.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 376881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376881	$18,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376881. Member loan 376881 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Edward Jones	Debt-to-income ratio:	13.80%
Length of employment:	8 months	Location:	Enumclaw, WA

Home town:	Martinez
Current & past employers:	Edward Jones
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

Currently the basement in my house in unfinished. I plan on renovating the basement myself. I have a stable job, and have the ability to repay this debt.

A credit bureau reported the following information about this borrower member on February 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,295.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386587	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386587. Member loan 386587 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,150 / month
Current employer:	Dept of Homeland Security	Debt-to-income ratio:	10.38%
Length of employment:	1 year	Location:	WOODBURY, NJ

Home town:	New York City, NY
Current & past employers:	Dept of Homeland Security, Pennsauken Spine and Rehab
Education:	Lincoln Technical Institute

This borrower member posted the following loan description, which has not been verified:

a loan to purchase a vehicle

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,788.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 387465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387465	$11,500	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387465. Member loan 387465 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,558 / month
Current employer:	n/a	Debt-to-income ratio:	4.62%
Length of employment:	n/a	Location:	Lorain, OH

Home town:	Lorain
Current & past employers:	Lorain Community Hospital, Cleveland Clinic, Parma Community General Hospital
Education:	Lorain County Community College

This borrower member posted the following loan description, which has not been verified:

Will be used to fix garage roof, landscaping, a furnace for the house, new storm windows and pay off the current mortgage and some medical bills, also, paint the house. need dental care and procedures

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,255.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387624

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387624	$6,600	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387624. Member loan 387624 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	self employed	Debt-to-income ratio:	1.92%
Length of employment:	5 years 3 months	Location:	brooklyn, NY

Home town:	Brooklyn
Current & past employers:	self employed, Personal Driver
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

hello, need loan to pay off few credit cards and to pay off a personal load. I can afford to pay around 200-300 dollars a month. I am self employed and work as a personal driver 3-6 days a week

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,778.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389701	$8,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389701. Member loan 389701 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Retired	Debt-to-income ratio:	15.44%
Length of employment:	n/a	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Retired, State of Ohio, Dept. of Youth services
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sirs, My credit card balances are staggering. My wife helped a friend, financially. He took advantage of her and she had to file bankruptcy. As a result we had to rely on credit cards for basic essentials - fuel, food, taxes, etc. for a while. This drove the balances much higher than they should ever be. We have been trying to fight back since. One credit card company sold the card and the interest rate shot up. We are having trouble paying the minimum payments on this account and playing catchup. They have offered a deal to pay just under $6,000, and they will forgive the remaining balance. We also are in dire need of a new hot water heater. I am retired and have been a homeowner for 45+ years. My wife is working extra hours to help get caught up. A loan would allow us to pay back the money at a more affordable rate. The other $2,000 would help eliminate another debt and keep us out of tax trouble. We are three years away from paying off our house and trying very hard to eliminate credit card use at all. We just need a little help. I have never defaulted on a loan and would greatly appreciate some help.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	13
Revolving Credit Balance:	$21,202.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390021	$7,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390021. Member loan 390021 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self	Debt-to-income ratio:	13.17%
Length of employment:	4 years 3 months	Location:	ATLANTA, GA

Home town:	New York
Current & past employers:	Self
Education:	Seminole Community College, Georgia Perimeter College, Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

When I was an undergraduate student at a presitigious university, I was placing school-related expenses on my credit cards. These expenses ranged from a once-a-week coffee to 500-page textbooks. Since I was an out-of-state student, I could not use the same state-paid scholarship I would have been entitled to had I attended an in-state university. However, I felt the added benefit of the out-of-state university outweighed the marginal benefit of staying in-state. I picked up jobs to pay for my rent and tuition. Now that I am finished, I am looking to consolidate my debt from my two high-interest credit cards charging around ~27% APR. This rate was locked in when I first started using a credit card and had no prior history. Even with a high interest rate, I am consistent in paying more than 3 times the minimum required payment. I believe I am a responsible borrower. I have been living in the same apartment for 3 years now, do not spend frivolously, and pay three times the minimum payment each month. Obviously ~27% APR is a lot of interest and a more favorable APR would be a great help to me. I am sure I could pay off any loan BEFORE the standad 36mo which were quoted to me.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	37
Revolving Credit Balance:	$19,434.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390620	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390620. Member loan 390620 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Subway	Debt-to-income ratio:	0.30%
Length of employment:	6 years 4 months	Location:	scarsdale, NY

Home town:
Current & past employers:	Subway
Education:

This borrower member posted the following loan description, which has not been verified:

5 years

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,472.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391306	$7,100	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391306. Member loan 391306 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Virginia Tech	Debt-to-income ratio:	13.25%
Length of employment:	6 years 2 months	Location:	Blacksburg, VA

Home town:
Current & past employers:	Virginia Tech
Education:

This borrower member posted the following loan description, which has not been verified:

Debt consolidation loan

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,409.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391466	$15,600	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391466. Member loan 391466 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	BlueCorp Industrial Inc	Debt-to-income ratio:	19.74%
Length of employment:	2 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	BlueCorp Industrial Inc, Willow Glen Builders
Education:	San Jose City College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my high interest rate credit cards and lower my monthly expenses. I am also consolidating my debt, so i may save more for my retierment.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	17
Revolving Credit Balance:	$13,005.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391525	$4,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391525. Member loan 391525 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	USA Properties Fund	Debt-to-income ratio:	1.20%
Length of employment:	9 years 1 month	Location:	Plumas Lake, CA

Home town:	Capitola
Current & past employers:	USA Properties Fund, Gray Cary Ware & Friedenrich
Education:	Heald College at San Jose

This borrower member posted the following loan description, which has not been verified:

I am seeking a fixed monthly payment loan for the installation of a concrete patio and walkway at my new home.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,473.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 391569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391569	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391569. Member loan 391569 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Local 422	Debt-to-income ratio:	15.51%
Length of employment:	11 years	Location:	morris, IL

Home town:	Coal City
Current & past employers:	Local 422
Education:

This borrower member posted the following loan description, which has not been verified:

Along with my tax refund and your loan I would like to pay off my credit cards and have one bill. Althouh my credit is good and not excellent I feel I am very reliable with paying my bills.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	49
Revolving Credit Balance:	$19,367.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391591	$24,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391591. Member loan 391591 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,158 / month
Current employer:	Fair Havens Center	Debt-to-income ratio:	14.28%
Length of employment:	10 years	Location:	miami, FL

Home town:	Miami Springs
Current & past employers:	Fair Havens Center
Education:

This borrower member posted the following loan description, which has not been verified:

I want to persue a degree in finances, I want to expamd horizons to the administrative part in the medical field.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391600

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391600	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391600. Member loan 391600 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ExxonMobil	Debt-to-income ratio:	0.50%
Length of employment:	3 years	Location:	Houston, TX

Home town:	Houston
Current & past employers:	ExxonMobil
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

Hello, I am trying this service out for the first time and am looking for a loan for two reasons: (1.) To consolidate some debts that I have (credit card and auto loan); and (2.) Establish even better credit. I am not necessarily going to save money by doing this but I want to establish my credit more because I plan on buying a house next year. I have a detailed financial plan and have $2k in my bank account and over $18k in an investment account.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391605	$5,300	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391605. Member loan 391605 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,577 / month
Current employer:	Kroger	Debt-to-income ratio:	0.58%
Length of employment:	33 years 6 months	Location:	Elizabethtown, KY

Home town:	Louisville
Current & past employers:	Kroger, Ponderosa Steak House
Education:	Lexington Community College

This borrower member posted the following loan description, which has not been verified:

To most importantly; pay for my dental expenses in having crown work done on three of my lower front teeth, and to also pay off my American Express credit card.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,674.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391632	$1,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391632. Member loan 391632 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	retired	Debt-to-income ratio:	10.44%
Length of employment:	7 years 3 months	Location:	newark, DE

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

need lots of dental work and don't have the money

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,926.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391635

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391635	$5,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391635. Member loan 391635 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,708 / month
Current employer:	IHS Federal Government	Debt-to-income ratio:	6.09%
Length of employment:	2 years 6 months	Location:	Chinle, AZ

Home town:	Chinle
Current & past employers:	IHS Federal Government, Correctional Services Corp.
Education:	Dine College

This borrower member posted the following loan description, which has not been verified:

I am a 29 year old mother of one. I work for the Federal Government in the Security field. I have a stable and secure job. I made some regretful decisions when I was younger and ruined my credit. I have now been working on fixing my credit for the past 4+ years. I still have a way to go but I'm almost up there. I am a very honest person and will appreciate the help. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	70
Revolving Credit Balance:	$3,805.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391645	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391645. Member loan 391645 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	11.02%
Length of employment:	5 years 11 months	Location:	Albany, NY

Home town:	Schenectady
Current & past employers:
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

So, I adopted a retired seeing eye dog from the pound last year - a lovely old fellow of about 11 years old. While I make a good income, two unexpected surgeries cost several thousand dollars, which I had to put on my credit card. Things were going along great until my interest rate shot up to 19.99%. I certainly can and have been making the payments without a problem, but I would love to get out of debt sooner rather than later. Paying off this credit card through Lending Club will allow me to reduce my overall debt much quicker. I am a professional person who has a stable job and makes a good salary. I have diligently improved my credit score over the last few years and am looking at Lending Club as a way to continue to do that. Thanks for your interest. I hope that we can work together to both our benefit.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	66
Revolving Credit Balance:	$9,484.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391659	$12,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391659. Member loan 391659 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	It Works Marketing, Inc	Debt-to-income ratio:	12.31%
Length of employment:	1 year 3 months	Location:	Kentwood, MI

Home town:	Jackson
Current & past employers:	It Works Marketing, Inc
Education:	Hope College

This borrower member posted the following loan description, which has not been verified:

We spent more on our wedding than we had initially planned and had to use our credit cards to finance the last few vendor payments. Those pictures were great, but expensive!! We'd like to keep our credit scores as high as possible and we know the score goes down as the amount of available revolving credit decreases. I am looking for a fixed payment loan that I can pay down over time and get our credit cards back to $0 balances as we always maintained before the wedding. I have never had a late payment on any account. We own our cars free and clear and have minimal monthly obligations. I am a college graduate and I have a good paying job. My credit "grade" will increase dramatically when these credit cards are paid off. My credit score was 725 when I had a zero balance on these cards and I'd like it to return there.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,753.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391704	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391704. Member loan 391704 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,667 / month
Current employer:	n/a	Debt-to-income ratio:	7.63%
Length of employment:	n/a	Location:	North Hills, CA

Home town:	Norfolk
Current & past employers:	Morgan Stanley, Tandberg Television, part of the Ericsson Group
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Currently working full time as an IT Consultant, and run a profitable IT business on the side that consists of three employees. This loan would help facilitate growth by allowing for payroll expansion to grow client base, office space and other costs.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	8	Months Since Last Delinquency:	16
Revolving Credit Balance:	$752.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391722	$25,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391722. Member loan 391722 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Self-Employer	Debt-to-income ratio:	24.38%
Length of employment:	4 years	Location:	Rosemead, CA

Home town:
Current & past employers:	Self-Employer
Education:

This borrower member posted the following loan description, which has not been verified:

Why I Need This Loan? I have two credit cards from Bank of America and one from WaMu/Chase for about four years. I always pay on time and never miss any payments, but I?m not sure why they suddenly change my rate to 27.00%, which is very high, so I want to pay off them as fast as possible and never come back to use these cards. I?m getting in this trouble because I used these credit cards to buy equipment for my owned company at the start up (at that time, the rate of these cards were not high). I have asked these banks to give me a lower rate, but they didn?t accept my request. That?s why I?m looking for a personal loan with better rate so that I can pay off these high interest rate cards and only to worry about one payment monthly. My Job and Income: I owned a reputable company which has been in business four years and making about $19,000 per month in gross revenue. The company is profitable and growing fast. These profits use to pay for the company expense and my salary. I pay myself about $10,000 to $11,000 per month. My Personal Payments and Expense: Currently, my parent and little sister have no job. They lives depend on me. I take care everything for my family. That?s why I spend a lot for my family. This is my monthly payments and Spending: House Rental + Utilize Bills (Gas, Water, Electricity): $1,900/mo Cars Payment - $1,368/mo (all most pay off) Insurance - $350/mo Phone + Interrnet Bills - $350/mo Money for Parent - $1,000/mo Money for Little Sister - $700/mo Personal Expense - $1,700/mo Credit Cards Payment - $2,500/mo Total: $9,868/mo My Financial Plans: As you see, I have the ability to pay back my loan. Each month I take $2,500 to pay the credit cards debt. After I get this loan, I will pay off these credit cards then I will use $2,500 to pay for this loan. Once my parent and sister get job, I won?t support them anymore. I will then take another $1,700/mo to pay for this loan because I want to be debt free ASAP and save some money to buy a house for my family. About Me: I?m a single guy. 25 years old. I am honest and always responsible on the money that I owe. I have never had a late payment and always pay my bills on time. You won?t be regret when invest on my loan. To funding my loan, you will make money from me. I will also save my time and money. Both of us have the benefits. Only the banks lost my business! Thank you for your investment and consideration!

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,367.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391745	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391745. Member loan 391745 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Self employed	Debt-to-income ratio:	11.21%
Length of employment:	5 years 6 months	Location:	Palisades Park, NJ

Home town:	Cali
Current & past employers:	Self employed
Education:	Corporacion Educativa Centro Superior

This borrower member posted the following loan description, which has not been verified:

I want to pay my credit cards and get only one debt to be paid. I will leave my credit cards in standby.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,277.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 178 dated April 8, 2009